UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07432

Nuveen Premium Income Municipal Fund 4, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
April 30, 2011

Nuveen Premium Income Municipal Fund, Inc.
NPI

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

April

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”).
Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Common Share Dividend and Share Price Information	12
Performance Overviews	13
Portfolios of Investments	16
Statement of Assets and Liabilities	64
Statement of Operations	65
Statement of Changes in Net Assets	66
Statement of Cash Flows	67
Financial Highlights	68
Notes to Financial Statements	72
Board Approval of Sub-Advisory Arrangements	83
Reinvest Automatically, Easily and Conveniently	84
Glossary of Terms Used in this Report	86
Other Useful Information	91

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of May 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 91% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Portfolio managers Paul Brennan and Chris Drahn review key investment strategies and the six-month performance of these three national Funds. With 20 years of investment experience, including 14 years at Nuveen, Paul has managed NPI and NPM since 2006. Chris, who has 31 years of financial industry experience, assumed portfolio management responsibility for NPT from Paul in January 2011.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2011?

After rallying through most of 2010, municipal bond prices declined during this six-month period, impacted by investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of many state and local governments. As a result, money began to flow out of municipal bond funds, yields rose and valuations declined. Toward the end of this period, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields and rising valuations.

The municipal bond market also was affected by a significant decline in new tax-exempt issuance during this period. One reason for this decrease was the heavy issuance of taxable municipal debt at the end of 2010 under the Build America Bond (BAB) program. During November and December 2010, taxable BABs issuance nationwide totaled $31.5 billion, accounting for 34.5% of new bonds in the municipal market. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for these Funds. The BAB program expired December 31, 2010, after Congress failed to include legislation extending the program in the tax bill it passed earlier that month. In addition to the BAB program’s impact on tax-exempt issuance during the November-December period, borrowers trying to take advantage of the program’s favorable terms before its termination at year end accelerated issuance that potentially would have come to market as tax-exempt bonds in 2011, choosing instead to issue taxable BABs during the last two months of 2010. Due in part

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

to this, national municipal issuance was down 49% for the first four months of 2011 compared with the same period in 2010.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, we found value in essential services sectors such as health care, transportation, specifically tollroads and airports and general obligation and other tax-supported bonds issued by state and local governments for infrastructure projects. NPT also purchased higher education credits. For the most part, the Funds focused on purchasing longer bonds in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also provided some protection for the Funds’ durations and yield curve positionings. In general, NPI and NPM emphasized bonds with credit ratings of A or higher, while NPT’s purchases were diversified across the rating spectrum.

During the last months of 2010, some of our investment activity resulted from opportunities created by the provisions of the BAB program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally did not qualify for the BAB program and continued to issue bonds in the tax-exempt municipal market. In addition, bonds with proceeds earmarked for refundings, working capital, and private activities were not covered by the BAB program, and this resulted in attractive opportunities in other sectors of the market, such as airports.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds as fully invested as possible. NPT also took advantage of strong bids to sell a few holdings at attractive prices, mainly from the health care and industrial development revenue sectors.

As of April 30, 2011, all three of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

6	Nuveen Investments

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 4/30/11

Fund	6-Month	1-Year	5-Year	10-Year
NPI	-5.42%	0.33%	3.41%	4.93%
NPM	-4.22%	1.45%	4.17%	5.42%
NPT	-5.83%	0.02%	3.79%	4.70%

Standard & Poor’s (S&P) National Municipal Bond Index1	-1.99%	1.98%	4.18%	4.94%
Lipper General Leveraged Municipal Debt Funds Average2	-5.81%	0.10%	3.04%	5.25%

For the six months ended April 30, 2011, the cumulative returns on common share net asset value (NAV) for these three Funds underperformed the return for the Standard & Poor’s (S&P) National Municipal Bond Index. For the same period, NPI and NPM exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average, while NPT performed in line with this benchmark.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of structural leverage also had an impact on the Funds’ performance. Leverage is discussed in more detail on page eight.

During this period, municipal bonds with shorter maturities generally outperformed other maturity categories, with credits at the longest end of the yield curve posting the weakest returns. The underperformance of longer bonds was due in part to the rise in municipal yields at the longer end of the curve. Among these three Funds, NPM was the most advantageously situated in terms of duration and yield curve positioning, with more exposure to the outperforming shorter end of the yield curve. NPT, on the other hand, had the longest duration among these three Funds, and its greater exposure to the underperforming long part of the curve detracted from its performance for this period. Overall, variations in duration and yield curve positioning among the Funds accounted for the majority of the differences in performance.

Credit exposure also played a role in performance. During the market reversal of late 2010, as the redemption activity in municipal bond funds and, especially, high-yield funds increased, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB generally underperformed those rated AAA. All of these Funds

*	Six-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

2
The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6-month, 74 funds; 1-year, 73 funds; 5-year, 70 funds; and 10-year, 51 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Nuveen Investments	7

tended to be overweighted in bonds rated BBB, which hurt their performance, with NPT having the heaviest exposure to BBB rated bonds and the smallest position in AAA bonds among these Funds.

Holdings that generally helped the Funds’ returns included housing, resource recovery and general obligation and other tax-supported bonds. In general, these Funds had relatively light exposures to housing and were somewhat underweighted in tax-supported credits, which limited their participation in the performance of these sectors. During this period, pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the strongest performers, primarily due to their shorter effective maturities and higher credit quality. As of April 30, 2011, all three Funds had strong weightings in pre-refunded bonds, which benefited their performance.

In contrast, the health care and transportation sectors turned in relatively weaker performance. NPT, in particular, was overweighted in the health care sector, which negatively affected its performance.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes the Funds’ use of structural leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. This is what happened in these Funds during the period, as the use of structural leverage hurt their overall performance.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so.

8	Nuveen Investments

This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NPI and NPM) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and

Nuveen Investments	9

recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including NPI and NPM) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of April 30, 2011, the amount of ARPS redeemed at par by the Funds is as shown in the accompanying table.

Fund	ARPS Redeemed	% of Original ARPS
NPI	$525,000,000	100.0%
NPM	$108,475,000	18.2%
NPT	$338,400,000	100.0%

VMTP Shares

During the current reporting period, the following Fund completed the issuance of VMTP Shares as shown in the accompanying table. The net proceeds from this offerings was used to refinance the Fund’s remaining outstanding ARPS at par.

Fund	VMTP Series	VMTP Shares Issued at Liquidation Value
NPI	2014	$ 402,400,000

As noted previously, VMTP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other funds. VMTP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

10	Nuveen Investments

VRDP

As of April 30, 2011, and as noted in a previous shareholder report, the following Fund has issued and outstanding VRDP Shares, at liquidation value, as shown in the accompanying table.

Fund	VRDP Shares at Liquidation Value
NPT	$262,200,000

Subsequent to the reporting period, the following Fund completed the issuance of VRDP Shares as shown in the accompanying table. The net proceeds from this offerings was used to refinance the Fund’s remaining outstanding ARPS at par.

Fund	VRDP Shares Issued at Liquidation Value
NPM	$489,500,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP, VMTP and VRDP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $10.0 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters
During May 2011, Nuveen Securities, LLC entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

Nuveen Investments	11

Common Share Dividend
and Share Price Information

The monthly dividends of all three Funds in this report remained stable throughout the six-month reporting period ended April 30, 2011.

Due to normal portfolio activity, common shareholders of NPM received a net ordinary income distribution of $0.0050 per share in December 2010.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2011, all three of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of April 30, 2011, and since the inception of the Funds’ repurchase program, NPM has cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NPI and NPT have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NPI	—	—%
NPM	422,900	0.6%
NPT	—	—%

During the six-month reporting period, the Funds did not repurchase any of their outstanding common shares.

As of April 30, 2011, and during the six-month reporting period, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	4/30/11 (-) Discount	Six-Month Average (-) Discount
NPI	-3.63%	-3.98%
NPM	-5.90%	-5.86%
NPT	-4.71%	-3.50%

12	Nuveen Investments

NPI	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.74
Common Share Net Asset Value (NAV)	$13.22
Premium/(Discount) to NAV	-3.63%
Market Yield	7.21%
Taxable-Equivalent Yield1	10.01%
Net Assets Applicable to Common Shares ($000)	$845,208

Leverage
(as a % of total Managed Assets)
Structural Leverage	29.33%
Effective Leverage	41.36%

Average Annual Total Return
(Inception 7/18/88)
	On Share Price	On NAV
6 Month (Cumulative)	-7.95%	-5.42%
1-Year	-0.46%	0.33%
5-Year	4.80%	3.41%
10-Year	5.85%	4.93%

States3
(as a % of total investments)
California	13.3%
Texas	9.7%
New York	9.4%
Illinois	7.5%
New Jersey	5.1%
Florida	4.5%
Pennsylvania	4.3%
South Carolina	3.5%
Minnesota	3.3%
Alabama	3.2%
Nevada	3.1%
Louisiana	2.9%
Washington	2.7%
Wisconsin	2.7%
Massachusetts	2.5%
Michigan	2.1%
Oklahoma	1.7%
Other	18.5%

Portfolio Composition3
(as a % of total investments)
Health Care	16.8%
Tax Obligation/Limited	16.1%
U.S. Guaranteed	16.0%
Tax Obligation/General	13.8%
Transportation	13.0%
Utilities	5.9%
Other	18.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	13

NPM	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund 2, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.07
Common Share Net Asset Value (NAV)	$13.89
Premium/(Discount) to NAV	-5.90%
Market Yield	6.79%
Taxable-Equivalent Yield1	9.43%
Net Assets Applicable to Common Shares ($000)	$982,100

Leverage
(as a % of total Managed Assets)
Structural Leverage	31.34%
Effective Leverage	41.66%

Average Annual Total Return
(Inception 7/23/92)
	On Share Price	On NAV
6 Month (Cumulative)	-7.03%	-4.22%
1-Year	0.26%	1.45%
5-Year	5.03%	4.17%
10-Year	5.72%	5.42%

States4
(as a % of total investments)
Florida2	30.9%
California	7.8%
Illinois	7.3%
New York	4.9%
Texas	4.8%
Washington	4.4%
South Carolina	3.9%
New Jersey	3.6%
Nevada	3.4%
Massachusetts	3.2%
Louisiana	2.8%
Michigan	2.4%
Alabama	2.1%
Other	18.5%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	22.7%
U.S. Guaranteed	14.6%
Health Care	14.4%
Tax Obligation/General	14.0%
Transportation	9.9%
Utilities	6.3%
Other	18.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
2
As noted in previous shareholder reports percentage includes assets acquired in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF).

3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.
5	The Fund paid shareholders an ordinary income distribution in December 2010 of $0.0050.

14	Nuveen Investments

NPT	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund 4, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$11.53
Common Share Net Asset Value (NAV)	$12.10
Premium/(Discount) to NAV	-4.71%
Market Yield	7.39%
Taxable-Equivalent Yield1	10.26%
Net Assets Applicable to Common Shares ($000)	$523,540

Leverage
(as a % of total Managed Assets)
Structural Leverage	31.27%
Effective Leverage	41.10%

Average Annual Total Return
(Inception 2/19/93)
	On Share Price	On NAV
6 Month (Cumulative)	-10.40%	-5.83%
1-Year	-2.81%	0.02%
5-Year	4.95%	3.79%
10-Year	5.10%	4.70%

States3
(as a % of total investments)
California	13.2%
Texas	12.7%
Illinois	12.4%
Florida	4.7%
Michigan	3.8%
Alabama	3.3%
Indiana	3.3%
Colorado	3.1%
Louisiana	3.1%
Ohio	3.0%
New Jersey	2.8%
South Carolina	2.5%
New York	2.5%
Georgia	2.4%
Wisconsin	2.3%
Puerto Rico	2.2%
Pennsylvania	2.1%
Washington	2.1%
Other	18.5%

Portfolio Composition3
(as a % of total investments)
Health Care	22.7%
Tax Obligation/Limited	16.4%
U.S. Guaranteed	14.1%
Tax Obligation/General	11.8%
Transportation	7.6%
Utilities	6.9%
Water and Sewer	6.2%
Other	14.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	15

Nuveen Premium Income Municipal Fund, Inc.
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 4.9% (3.2% of Total Investments)
$4,050	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2000, 6.125%, 12/01/16	6/11 at 101.00	A–	$4,138,128
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2:
1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	1,387,745
4,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	3,740,800
6,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006D, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	5,749,260
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
6,000	5.250%, 11/15/20	11/15 at 100.00	Baa2	5,920,200
1,300	5.000%, 11/15/30	11/15 at 100.00	Baa2	1,106,326
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – AMBAC Insured	1/17 at 100.00	AA+	10,491,960
2,890	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,718,392
5,020	DCH Health Care Authority, Alabama, Healthcare Facilities Revenue Bonds, Series 2002, 5.250%, 6/01/18	6/12 at 101.00	A	5,104,888
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,147,820
43,695	Total Alabama			41,505,519
	Alaska – 1.4% (0.9% of Total Investments)
	Anchorage, Alaska, General Obligation Refunding Bonds, Series 2003A:
2,000	5.250%, 9/01/17 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	2,211,120
2,035	5.250%, 9/01/18 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	2,249,815
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	Baa3	7,282,170
14,535	Total Alaska			11,743,105
	Arizona – 2.1% (1.3% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
500	5.250%, 12/01/24	12/15 at 100.00	BBB	469,615
660	5.250%, 12/01/25	12/15 at 100.00	BBB	608,190
9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	8,911,782
4,100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	3,411,733
4,130	University of Arizona, Certificates of Participation, Series 2002B, 5.125%, 6/01/18 – AMBAC Insured	6/12 at 100.00	AA–	4,271,370
19,110	Total Arizona			17,672,690
	Arkansas – 0.2% (0.1% of Total Investments)
2,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	1,995,520
	California – 20.7% (13.3% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	4,952,084
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	8,056,500
4,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,261,960
5,400	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	AA+	5,478,300

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,500	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	$1,475,235
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A:
3,730	5.000%, 3/01/28	3/13 at 100.00	A	3,480,053
7,000	5.000%, 3/01/33	3/13 at 100.00	A	6,255,200
5,425	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A+	5,838,928
8,560	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	8,152,287
8,570	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	7,329,921
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	4,237,675
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,594,046
11,395	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	11,980,703
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	1,007,060
	California State, General Obligation Bonds, Series 2004:
1,160	5.125%, 2/01/25	2/14 at 100.00	A1	1,174,755
10,000	5.125%, 2/01/26	2/14 at 100.00	A1	10,109,200
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,640	5.250%, 7/01/30	7/15 at 100.00	BBB	1,332,024
4,730	5.000%, 7/01/39	7/15 at 100.00	BBB	3,417,283
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,687,350
7,130	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.619%, 5/15/14 (IF)	No Opt. Call	AA–	6,570,081
3,130	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	3,506,195
905	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,029,510
3,575	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A	3,710,278
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	1,913,457
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,200	5.000%, 6/01/33	6/17 at 100.00	Baa3	4,806,360
2,000	5.750%, 6/01/47	6/17 at 100.00	Baa3	1,357,720
3,000	5.125%, 6/01/47	6/17 at 100.00	Baa3	1,830,450
5,000	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA+	2,226,450
705	Martinez, California, Home Mortgage Revenue Bonds, Series 1983A, 10.750%, 2/01/16 (ETM)	No Opt. Call	AAA	868,574
16,240	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	AAA	21,119,470
5,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1 (4)	5,777,000
2,000	Redwood City School District, San Mateo County, California, General Obligation Bonds, Series 2002, 5.000%, 7/15/27 – FGIC Insured	7/12 at 100.00	A+	2,004,280
3,700	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/22 – NPFG Insured	8/13 at 100.00	A+	3,841,377

Nuveen Investments	17

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
$400	5.000%, 9/01/21	9/15 at 102.00	Baa3	$355,304
445	5.000%, 9/01/23	9/15 at 102.00	Baa3	384,480
3,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	3,495,590
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
10,450	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	1,603,239
7,150	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	987,630
50,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	5,688,648
24,025	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	Baa1	2,237,689
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.500%, 12/01/24	No Opt. Call	A	1,027,340
1,000	6.625%, 12/01/25	No Opt. Call	A	1,030,450
1,325	6.750%, 12/01/26	No Opt. Call	A	1,370,474
269,745	Total California			174,562,610
	Colorado – 2.0% (1.3% of Total Investments)
2,500	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 – FGIC Insured	12/14 at 100.00	AA+	2,665,525
690	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/20 – SYNCORA GTY Insured	9/15 at 100.00	A	707,947
2,125	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,916,155
1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	970,740
800	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	771,072
295	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative Minimum Tax)	10/11 at 105.00	AA	303,018
4,660	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	5,100,184
20,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	3,923,905
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	229,033
32,820	Total Colorado			16,587,579
	Connecticut – 0.5% (0.4% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	2,311,098
2,310	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	2,332,361
4,240	Total Connecticut			4,643,459
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA–	978,840
	District of Columbia – 2.4% (1.5% of Total Investments)
3,960	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	6/11 at 100.00	AAA	3,963,564
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa2	11,511,601
2,130	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.376%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,767,495
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1731, 11.352%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	2,767,416
18,930	Total District of Columbia			20,010,076

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 6.9% (4.5% of Total Investments)
$2,875	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	$2,850,074
8,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.375%, 10/01/16 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Aa3	8,501,600
5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	N/R	4,750,758
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	No Opt. Call	Aa2	7,868,480
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 4.500%, 7/01/33 – AMBAC Insured	7/16 at 100.00	A	17,702,320
7,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2	6,639,295
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	6,161,025
1,785	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,803,957
2,375	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	Aa3	2,426,181
62,570	Total Florida			58,703,690
	Georgia – 1.8% (1.1% of Total Investments)
2,625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/24 – NPFG Insured	5/14 at 100.00	Aa3	2,707,136
6,025	Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding Certificates, Series 2003, 5.250%, 1/01/20 – AGM Insured	1/14 at 100.00	AA+	6,295,342
5,010	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	5,878,584
13,660	Total Georgia			14,881,062
	Hawaii – 1.3% (0.8% of Total Investments)
10,000	Hawaii, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/21 – NPFG Insured	9/13 at 100.00	AA	10,832,700
	Idaho – 0.3% (0.2% of Total Investments)
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
2,185	5.250%, 9/01/30	9/16 at 100.00	BBB–	1,848,313
600	5.250%, 9/01/37	9/16 at 100.00	BBB–	487,926
2,785	Total Idaho			2,336,239
	Illinois – 10.9% (7.1% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
8,890	0.000%, 12/01/16 – FGIC Insured	No Opt. Call	Aa2	7,084,263
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	6,073,800
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	Aa2	4,472,395
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	8,512,800
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	Aa2	4,748,100
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	13,349,265
8,810	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds, Illinois Power Company, Series 1994A, 5.700%, 2/01/24 – NPFG Insured	8/11 at 100.00	Baa1	8,811,057
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,050	5.250%, 11/15/22	5/14 at 100.00	A	1,041,726
3,000	5.250%, 11/15/23	5/14 at 100.00	A	2,955,540
985	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	808,202
2,880	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,103,776

Nuveen Investments	19

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,225	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	$1,288,210
10,160	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	8/11 at 100.00	BBB	9,026,550
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30	1/16 at 100.00	B–	685,360
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	4,663,150
6,450	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/15 – FGIC Insured	No Opt. Call	A2	5,590,925
3,590	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/15 – FGIC Insured (ETM)	No Opt. Call	A2 (4)	3,335,254
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	3,969,330
3,000	Upper Illinois River Valley Development Authority, Healthcare Facilities Revenue Bonds, Morris Hospital, Series 2001, 6.625%, 12/01/31	12/11 at 101.00	BBB+	3,019,200
117,480	Total Illinois			92,538,903
	Indiana – 1.5% (1.0% of Total Investments)
2,005	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 8/01/22 – AGM Insured	8/14 at 100.00	Aaa	2,143,967
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,227,350
7,965	Wawasee Community School Corporation, Indiana, First Mortgage Bonds, New Elementary and Remodeling Building Corporation, Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)	1/12 at 101.00	AA+ (4)	8,351,223
12,470	Total Indiana			12,722,540
	Iowa – 1.4% (0.9% of Total Investments)
2,900	Iowa Finance Authority, Industrial Remarketed Revenue Refunding Bonds, Urbandale Hotel Corporation, Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	3,470,082
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	6/15 at 100.00	BBB	6,846,300
2,000	5.625%, 6/01/46	6/15 at 100.00	BBB	1,348,720
14,900	Total Iowa			11,665,102
	Kansas – 0.8% (0.5% of Total Investments)
6,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/21 (UB)	3/14 at 100.00	AAA	6,503,700
	Kentucky – 0.9% (0.6% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	3,659,058
	Marshall County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,210	5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	Aa3	1,291,469
1,270	5.000%, 6/01/20 – AMBAC Insured	6/14 at 100.00	Aa3	1,324,102
1,335	5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,378,948
7,615	Total Kentucky			7,653,577
	Louisiana – 4.5% (2.9% of Total Investments)
2,915	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 12/01/19 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	A+ (4)	3,134,237
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
315	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	365,693
2,860	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	3,320,260
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	1,820,760

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$5,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	$4,828,558
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,200	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	1,248,420
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	2,288,146
2,500	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1	2,578,150
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
930	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	898,557
10,105	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,243,549
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
420	5.500%, 5/15/30	5/11 at 101.00	A	414,624
8,785	5.875%, 5/15/39	5/11 at 101.00	A–	8,017,455
40,040	Total Louisiana			38,158,409
	Maryland – 1.3% (0.8% of Total Investments)
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,927,508
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	452,336
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33	No Opt. Call	BBB–	1,835,400
3,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	Baa1	3,088,374
3,600	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	3,601,944
11,695	Total Maryland			10,905,562
	Massachusetts – 3.9% (2.5% of Total Investments)
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,920,875
395	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	N/R	383,043
2,825	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)	6/11 at 100.00	A–	2,825,057
3,820	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,251,813
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006, 4.375%, 8/01/36 (UB)	8/16 at 100.00	AAA	12,313,860
5,960	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA+	6,472,381
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	5,058,547
33,560	Total Massachusetts			33,225,576
	Michigan – 3.2% (2.1% of Total Investments)
	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,565	5.250%, 4/01/22 – SYNCORA GTY Insured	4/13 at 100.00	BB	2,830,753
1,275	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	BB	993,812
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	2,574,870
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	10,121,800
4,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	3,750,480
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	707,668

Nuveen Investments	21

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$6,390	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2	$6,446,552
29,080	Total Michigan			27,425,935
	Minnesota – 5.1% (3.3% of Total Investments)
13,650	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	13,798,239
2,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	2,244,220
	Eden Prairie, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rolling Hills Project, Series 2001A:
1,000	6.150%, 8/20/31	8/11 at 105.00	Aaa	1,052,170
2,000	6.200%, 2/20/43	8/11 at 105.00	Aaa	2,103,600
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,006,060
90	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured	5/11 at 100.00	A	90,023
1,500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/24	10/14 at 100.00	A3	1,553,880
1,545	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	1,437,283
15,385	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	18,147,377
40,170	Total Minnesota			43,432,852
	Mississippi – 0.8% (0.5% of Total Investments)
6,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	6,975,788
	Missouri – 1.5% (1.0% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	N/R	1,968,080
500	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	488,120
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
1,565	6.000%, 6/01/20	No Opt. Call	A	1,699,418
1,660	5.000%, 6/01/35	6/15 at 100.00	A	1,484,754
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A:
205	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	207,958
1,295	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,313,687
1,500	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,521,645
4,150	5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	4,209,885
12,875	Total Missouri			12,893,547
	Nebraska – 0.3% (0.2% of Total Investments)
1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673, 19.815%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	2,141,802
	Nevada – 4.9% (3.1% of Total Investments)
10,410	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	11,012,114
8,800	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	8,894,952
15,000	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 100.00	AA+ (4)	15,066,750
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
6,425	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	D	554,285
10,600	5.375%, 1/01/40 – AMBAC Insured (6)	7/11 at 100.00	N/R	2,658,268

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	$2,999,052
53,935	Total Nevada			41,185,421
	New Hampshire – 0.0% (0.0% of Total Investments)
390	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Revenue Bonds, Series 1996B, 6.400%, 1/01/27 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	390,304
	New Jersey – 7.9% (5.1% of Total Investments)
10,150	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Bonds, Port District Project, Series 1999B, 5.625%, 1/01/26 – AGM Insured	7/11 at 100.00	AA+	10,158,425
360	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/15	No Opt. Call	B3	207,162
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
3,655	5.250%, 9/01/24	9/15 at 100.00	A+	3,721,777
2,000	5.250%, 9/01/26	9/15 at 100.00	A+	2,029,260
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	332,475
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	685,744
3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,162,158
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C:
5,410	5.500%, 6/15/20 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	5,970,692
9,250	5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	10,208,670
	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
3,915	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	4,445,991
7,585	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	8,613,754
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	2,648,975
	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
4,000	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	4,106,240
5,130	5.000%, 1/01/25 – AGM Insured (UB)	1/15 at 100.00	AA+	5,266,253
4,625	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB	3,910,160
63,530	Total New Jersey			66,467,736
	New Mexico – 0.8% (0.5% of Total Investments)
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA+	6,345,398
	New York – 14.7% (9.4% of Total Investments)
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,939,960
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	488,850
	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A:
1,000	5.250%, 7/01/22	7/14 at 100.00	Aa3	1,052,220
500	5.250%, 7/01/24	7/14 at 100.00	Aa3	518,495
1,025	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	1,166,368
1,995	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/20	7/14 at 100.00	AA–	2,118,590
2,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	2,485,911
6,915	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	5,262,592

Nuveen Investments	23

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$6,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	$5,902,380
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
7,000	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	7,311,640
5,000	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A–	5,201,350
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	4,582,962
3,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	3,878,238
5,780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	5,747,748
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 – FGIC Insured	11/12 at 100.00	A	3,126,390
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Jewish Appeal – Federation of Jewish Philanthropies of New York Inc., Series 2004A:
2,185	5.250%, 7/01/20	7/14 at 100.00	Aa1	2,395,088
2,050	5.250%, 7/01/21	7/14 at 100.00	Aa1	2,247,108
2,420	5.250%, 7/01/22	4/14 at 100.00	Aa1	2,626,281
1,370	5.250%, 7/01/24	4/14 at 100.00	Aa1	1,437,336
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,229,188
12,500	New York City, New York, General Obligation Bonds, Fiscal Series 2003D, 5.250%, 10/15/22 (UB)	10/13 at 100.00	AA	13,324,625
95	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23	6/13 at 100.00	AA	100,923
4,905	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	5,406,634
7,960	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	8,355,373
6,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	6,595,140
5,000	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	5,012,950
1,630	New York Convention Center Development Corporation Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.016%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,646,887
650	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	6/11 at 100.00	BBB	588,660
7,400	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16	6/11 at 100.00	AA–	7,424,124
6,460	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	6,662,909
4,750	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fifth Series 2004, 5.000%, 9/15/28 – SYNCORA GTY Insured	3/14 at 101.00	Aa2	4,864,665
1,325	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	1,274,915
126,375	Total New York			123,976,500
	North Carolina – 1.6% (1.1% of Total Investments)
	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G:
5,785	5.250%, 6/01/22 (UB)	6/13 at 100.00	AA+	6,212,049
3,475	5.250%, 6/01/23 (UB)	6/13 at 100.00	AA+	3,695,280
2,850	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.873%, 7/15/32 (IF)	1/18 at 100.00	AA–	2,234,144
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,022,952
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	759,360
14,160	Total North Carolina			13,923,785

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 1.5% (1.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$250	5.125%, 6/01/24	6/17 at 100.00	Baa3	$193,165
2,850	5.875%, 6/01/30	6/17 at 100.00	Baa3	2,056,674
2,745	5.750%, 6/01/34	6/17 at 100.00	Baa3	1,891,305
6,285	5.875%, 6/01/47	6/17 at 100.00	Baa3	4,240,427
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A	1,009,270
495	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/20	6/13 at 100.00	Aa1	531,328
2,225	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (4)	2,426,518
665	Richland County, Ohio, Hospital Facilities Revenue Refunding Bonds, MedCentral Health System Obligated Group, Series 2000A, 6.125%, 11/15/16	11/12 at 100.00	A–	672,894
16,515	Total Ohio			13,021,581
	Oklahoma – 2.6% (1.7% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	841,449
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,637,165
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,840	5.000%, 2/15/37	2/17 at 100.00	A	6,424,744
1,335	5.000%, 2/15/42	2/17 at 100.00	A	1,234,501
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	9,642,130
143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.356%, 6/15/30 (IF)	12/16 at 100.00	AA+	132,810
22,903	Total Oklahoma			21,912,799
	Oregon – 0.5% (0.3% of Total Investments)
1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/24 – AGM Insured	5/15 at 100.00	AA+	1,101,054
2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,854,425
3,560	Total Oregon			3,955,479
	Pennsylvania – 6.0% (3.9% of Total Investments)
4,670	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	4,707,734
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	747,123
	Lancaster Higher Education Authority, Pennsylvania, Revenue Bonds, Franklin and Marshall College, Series 2003C:
1,340	5.250%, 4/15/15	4/13 at 100.00	AA–	1,422,879
1,960	5.250%, 4/15/17	4/13 at 100.00	AA–	2,084,891
1,670	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,680,137
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	943,615
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Aa1	1,024,080
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	3,880,433
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	2,712,938
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
4,505	5.000%, 9/01/21 – AGM Insured	9/14 at 100.00	AA+	4,653,935
4,735	5.000%, 9/01/22 – AGM Insured	9/14 at 100.00	AA+	4,862,750

Nuveen Investments	25

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$7,570	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Mortgage Revenue Bonds, Cricket Court Apartments, Series 1998A, 6.200%, 4/01/25 (Alternative Minimum Tax)	10/11 at 100.00	N/R	$6,746,006
14,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.250%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AAA	15,317,960
51,330	Total Pennsylvania			50,784,481
	Puerto Rico – 0.3% (0.2% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	2,421,400
	Rhode Island – 0.5% (0.3% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
895	6.125%, 6/01/32	6/12 at 100.00	BBB	857,687
3,765	6.250%, 6/01/42	6/12 at 100.00	BBB	3,256,876
4,660	Total Rhode Island			4,114,563
	South Carolina – 5.5% (3.5% of Total Investments)
8,610	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/24	12/14 at 100.00	AA–	8,967,057
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
5,090	5.250%, 12/01/18 (UB)	12/13 at 100.00	AA	5,485,697
3,595	5.250%, 12/01/20 (UB)	12/13 at 100.00	AA	3,837,519
1,865	5.250%, 12/01/21 (UB)	12/13 at 100.00	AA	1,959,071
	Lexington County Health Service District, South Carolina, Hospital Revenue Bonds, Series 2004:
1,805	6.000%, 5/01/19 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	2,080,569
2,400	5.500%, 5/01/24 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	2,730,864
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
13,345	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	14,950,804
1,655	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,861,693
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 (WI/DD, Settling 5/02/11) – AGM Insured	8/21 at 100.00	AA+	891,275
3,530	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB (4)	3,570,982
42,770	Total South Carolina			46,335,531
	Tennessee – 1.5% (1.0% of Total Investments)
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	5,533,696
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40	1/17 at 31.68	A	931,958
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	5,084,000
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	339,665
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,300	5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R	65,130
3,000	5.500%, 11/01/46 (6), (7)	11/17 at 100.00	N/R	150,300
730	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	756,411
22,940	Total Tennessee			12,861,160
	Texas – 14.2% (9.2% of Total Investments)
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	3,285,450

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,095	Austin Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Revenue Bonds, Fairway Village Project, Series 2000A, 7.375%, 6/20/35 (Pre-refunded 6/20/11) (Alternative Minimum Tax)	6/11 at 105.00	Aaa	$3,252,536
8,840	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	8,260,626
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	755,123
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,401,750
3,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,264,100
370	Harlingen Housing Finance Corporation, Texas, GNMA/FNMA Single Family Mortgage Revenue Bonds, Series 2000A, 6.700%, 9/01/33 (Alternative Minimum Tax)	9/11 at 104.00	AAA	390,391
4,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	2,899,520
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,300,700
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	13,894,085
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
2,000	5.250%, 8/15/21	No Opt. Call	BBB–	1,988,060
2,800	5.125%, 8/15/26	No Opt. Call	BBB–	2,526,608
4,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	3,507,720
1,505	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/23 – AMBAC Insured	5/13 at 100.00	A	1,582,041
	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003:
245	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	267,672
125	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	135,421
3,030	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.250%, 5/15/24 – AMBAC Insured	5/13 at 100.00	A1	3,133,081
5,650	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	5,499,315
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,070	0.000%, 9/01/43	9/31 at 100.00	AA	971,182
8,470	0.000%, 9/01/45	9/31 at 100.00	AA	4,584,388
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.489%, 8/15/26 (IF)	2/17 at 100.00	AAA	10,931,690
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	662,760
12,130	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	11,084,030
7,255	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32	6/11 at 105.00	Aaa	7,623,409
5,000	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.250%, 3/01/17 – AGM Insured	3/13 at 100.00	AAA	5,364,650
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.551%, 4/01/28 (IF)	4/17 at 100.00	Aaa	3,911,156
25,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	BBB+	10,793,250
2,480	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20	7/15 at 100.00	Baa3	2,085,506
146,175	Total Texas			120,356,220

Nuveen Investments	27

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 1.1% (0.7% of Total Investments)
$5,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	$4,940,000
4,635	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Mayfair Apartments I and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 100.00	N/R	4,390,875
9,635	Total Virginia			9,330,875
	Washington – 4.2% (2.7% of Total Investments)
2,500	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aaa	2,637,550
3,125	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/20 – NPFG Insured	6/14 at 100.00	A1	3,302,969
5,000	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.250%, 12/01/26 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA (4)	5,144,250
3,955	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa2	3,327,737
4,750	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22 – AMBAC Insured	5/11 at 100.00	A2 (4)	4,750,998
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
1,705	6.500%, 6/01/26	6/13 at 100.00	BBB	1,718,964
2,700	6.625%, 6/01/32	6/13 at 100.00	BBB	2,683,124
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	3,590,567
11,000	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	8,134,719
41,215	Total Washington			35,290,878
	Wisconsin – 4.2% (2.7% of Total Investments)
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
895	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	929,170
300	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	319,286
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (4)	1,099,359
750	5.125%, 8/01/23 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (4)	824,519
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,406,226
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21 (Pre-refunded 7/01/11)	7/11 at 100.00	A– (4)	1,009,879
9,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33	4/13 at 100.00	BBB+	9,095,129
1,915	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16	10/11 at 100.00	BBB	1,934,647
790	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	648,992
6,025	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	6,743,179
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	4,253,541
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34	8/16 at 100.00	BBB+	1,721,099
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.250%, 8/15/25	8/13 at 100.00	BBB+	1,845,999
	Wisconsin State, General Obligation Bonds, Series 2004-3:
175	5.250%, 5/01/19 – FGIC Insured	5/14 at 100.00	AA	191,103
1,265	5.250%, 5/01/21 – FGIC Insured	5/14 at 100.00	AA	1,379,077
28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,545	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/19 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	$1,746,560
35,070	Total Wisconsin			35,147,765
	Wyoming – 0.4% (0.2% of Total Investments)
3,400	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	3,255,976
$1,496,118	Total Long-Term Investments (cost $(1,333,695,651) – 153.1%			1,293,774,234
	Short-Term Investments – 2.1% (1.3% of Total Investments)
	Illinois – 0.7% (0.4% of Total Investments)
5,620	Central Lake County Joint Action Water Agency, Illinois, Water Revenue Bonds, Tender Option Variable Rate Demand Obligations Bond Trust B18, 0.290%, 5/01/20 – AMBAC Insured (8)	No Opt. Call	VMIG-1	5,620,000
	Pennsylvania – 0.6% (0.4% of Total Investments)
4,985	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Variable Rate Demand Obligations Tender Option Bond Trust 2028, 0.290%, 8/01/28 – AMBAC Insured (8)	No Opt. Call	VMIG-1	4,985,000
	Texas – 0.8% (0.5% of Total Investments)
7,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Tender Option Variable Rate Demand Obligations Bond Trust 2043, 0.250%, 4/01/29 (8)	No Opt. Call	F-1+	7,000,000
$17,605	Total Short-Term Investments (cost $17,605,000)			17,605,000
	Total Investments (cost $1,351,300,651) – 155.2%			1,311,379,234
	Floating Rate Obligations – (13.2)%			(111,979,000)
	Variable MuniFund Term Preferred Shares, at Liquidation Value – (47.6)% (9)			(402,400,000)
	Other Assets Less Liabilities – 5.6%			48,207,459
	Net Assets Applicable to Common Shares – 100%			$845,207,693

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.7%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Premium Income Municipal Fund 2, Inc.
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 3.2% (2.1% of Total Investments)
$6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	$6,541,724
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,500	5.250%, 11/15/20	11/15 at 100.00	Baa2	3,453,450
1,000	5.000%, 11/15/30	11/15 at 100.00	Baa2	851,020
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – AMBAC Insured (UB)	1/17 at 100.00	AA+	10,669,560
1,960	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,843,615
1,690	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,939,816
6,255	University of South Alabama, Student Tuition Revenue Bonds, Series 2004, 5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	Aa3	6,513,332
33,400	Total Alabama			31,812,517
	Arizona – 0.4% (0.2% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB	187,846
265	5.250%, 12/01/25	12/15 at 100.00	BBB	244,198
800	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	800,552
2,750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	2,288,358
4,015	Total Arizona			3,520,954
	Arkansas – 0.1% (0.1% of Total Investments)
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	997,760
	California – 12.0% (7.8% of Total Investments)
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
4,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,261,960
5,500	5.375%, 5/01/21 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	5,825,765
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	1,494,566
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	2,508,021
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	2,999,701
3,740	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	3,561,864
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,542,605
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,150,950
2,055	California Infrastructure Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/21	10/14 at 100.00	AA+	2,160,319
7,440	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/25	2/14 at 100.00	A1	7,534,637
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	20,997,400
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	722,470

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.619%, 5/15/14 (IF)	No Opt. Call	AA–	$4,934,472
1,935	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	2,167,568
565	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	642,733
4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	4,507,200
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A	1,971,896
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	10/15 at 100.00	A	2,216,800
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)	No Opt. Call	AAA	21,900,900
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,231,985
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	678,860
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	4,055,706
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/15 at 102.00	N/R	1,259,554
435	5.100%, 9/01/30	9/15 at 102.00	N/R	365,513
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa3	222,065
275	5.000%, 9/01/23	9/15 at 102.00	Baa3	237,600
2,220	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/20 – SYNCORA GTY Insured	9/14 at 100.00	A	2,248,505
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,595	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	634,707
32,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	3,656,988
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB+	5,706,060
3,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,803,080
168,630	Total California			118,202,450
	Colorado – 1.4% (0.9% of Total Investments)
1,700	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	AA+	1,807,848
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
1,745	5.250%, 6/01/23	6/16 at 100.00	A–	1,750,235
475	5.000%, 6/01/29	6/16 at 100.00	A–	428,317
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	385,536
210	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	229,837
6,925	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	6,065,469
1,700	Denver, Colorado, FHA-Insured Multifamily Housing Revenue Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)	10/11 at 100.00	B	1,590,248

Nuveen Investments	31

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	$640,842
400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	366,452
14,185	Total Colorado			13,264,784
	Connecticut – 0.6% (0.3% of Total Investments)
5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/21 – FGIC Insured	1/14 at 100.00	AA	5,393,300
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA–	978,840
	District of Columbia – 0.1% (0.1% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.376%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,107,796
	Florida – 48.0% (30.9% of Total Investments)
	Alachua County School Board, Florida, Certificates of Participation, Series 2001:
500	5.000%, 7/01/21 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 101.00	Aa3 (4)	509,050
500	5.000%, 7/01/21 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 101.00	Aa3 (4)	507,625
1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	N/R	1,035,968
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	N/R	1,444,762
1,320	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AAA	1,500,378
2,500	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B, 5.625%, 4/01/34	4/14 at 100.00	BBB	2,310,850
850	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	850,646
160	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)	10/11 at 30.00	Aaa	49,614
1,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/20 – AGM Insured	7/14 at 100.00	AA+	1,933,804
	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1:
2,225	5.250%, 10/01/21 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+	2,243,601
8,900	5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+	8,683,819
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	2,214,737
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34	10/18 at 100.00	AA	2,029,360
650	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	A1	580,873
1,500	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	8/13 at 100.00	Ba2	1,495,485
750	City of Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)	10/13 at 100.00	AA (4)	833,063
3,010	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA–	3,352,869
2,815	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–	2,908,036

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,290	Escambia County, Florida, Tourist Development Revenue Refunding Bonds, Series 2002, 5.000%, 10/01/18 – NPFG Insured	10/12 at 100.00	A1	$1,345,870
4,230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	4,211,600
2,000	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, 5.000%, 7/01/20 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 101.00	AAA	2,034,320
70	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	75,921
610	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	617,021
1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	N/R	966,590
5,790	Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33 (Alternative Minimum Tax)	10/11 at 101.00	Aaa	5,843,326
985	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	905,442
3,170	Florida Housing Finance Corporation, Housing Revenue Refunding Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0, 5.300%, 12/01/28	6/11 at 100.00	AA	3,170,666
1,280	Florida Intergovernmental Finance Commission, Capital Revenue Bonds, Daytona Beach Community Redevelopment Agency, Series 2001C-1, 5.000%, 2/01/20 – AMBAC Insured	8/11 at 100.00	Aa3	1,283,712
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A–	429,114
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A–	607,714
1,685	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	5/13 at 100.00	A–	1,703,720
5,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 (Pre-refunded 6/27/11) – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	4,952,000
13,925	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 – NPFG Insured	6/12 at 101.00	AAA	14,554,828
185	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002F, 5.000%, 6/01/22 (Pre-refunded 6/01/12) – NPFG Insured	6/12 at 101.00	AAA	196,144
9,230	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/31 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	AAA	9,361,712
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 – FGIC Insured (UB)	7/15 at 101.00	AA	15,343,741
5,980	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	6,179,792
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International University, Series 2004A, 5.000%, 7/01/14 – NPFG Insured	No Opt. Call	Baa1	2,735,729
4,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003C, 5.000%, 7/01/33	7/13 at 101.00	AA–	4,002,640
3,500	Florida State Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	3,648,610
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	Aa3	2,536,657
12,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 1999A, 5.125%, 10/01/28 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	A+	11,809,440
8,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	8,082,480

Nuveen Investments	33

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
$3,020	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	$2,902,794
1,755	5.375%, 6/01/46	6/16 at 100.00	A–	1,559,914
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB	5,961,300
7,200	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	N/R (4)	7,482,960
3,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	N/R	3,167,172
2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.250%, 10/01/24	10/13 at 100.00	A3	1,947,700
1,535	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/24 – AMBAC Insured	11/13 at 101.00	AA	1,585,455
2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	2,233,776
1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa2	1,554,315
1,430	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2001, 5.000%, 10/01/23 – AMBAC Insured	10/11 at 100.00	A1	1,436,178
	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003:
4,990	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1	5,296,935
2,090	5.000%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1	2,156,650
3,145	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Aa2	3,264,982
	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002:
2,230	5.000%, 10/01/21 – FGIC Insured	10/12 at 100.00	A+	2,280,889
2,000	5.000%, 10/01/22 – FGIC Insured	10/12 at 100.00	A+	2,041,860
2,750	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/17 – FGIC Insured	10/12 at 100.00	AA+	2,892,863
	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
3,235	5.000%, 10/01/18 – FGIC Insured	10/13 at 100.00	Aa2	3,448,510
5,090	5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	Aa2	5,405,835
	Lake County School Board, Florida, Certificates of Participation, Series 2004A:
1,190	5.000%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	1,220,059
1,470	5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	A	1,480,613
4,250	Lakeland, Florida, Energy System Revenue Refunding Bonds, Series 1999C, 6.050%, 10/01/11 – FGIC Insured	No Opt. Call	AA+	4,350,045
1,065	Lee County Industrial Development Authority, Florida, Utilities Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002, 5.000%, 11/01/19 – NPFG Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	1,076,108
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	1,095,960
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	3,051,930
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series 2002, 5.375%, 7/01/22	7/12 at 100.00	BBB+	2,263,675
3,430	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/12	No Opt. Call	BBB+	3,517,911

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,130	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/17 – AMBAC Insured	10/13 at 100.00	A1	$5,326,069
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	2,549,274
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	3,679,192
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:
2,000	5.250%, 7/01/18 – FGIC Insured	7/14 at 100.00	A	2,136,120
2,000	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A	2,041,880
2,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 – FGIC Insured	7/11 at 101.00	A3	2,028,780
3,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Refunding Bonds, Miami Children’s Hospital, Series 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) – AMBAC Insured	8/11 at 101.00	AAA	3,072,660
3,630	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.950%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	7/11 at 102.00	AA+	3,660,056
1,280	Miami-Dade County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Airis Miami II LLC – Miami International Airport, Series 1999, 6.000%, 10/15/25 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	N/R	1,148,723
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A1	1,825,796
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	A2	7,332,675
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998C, 5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/11 at 100.00	A2	3,980,440
5,390	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/18 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,571,697
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A2	4,853,950
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38	7/18 at 100.00	Aa2	4,097,960
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA+	10,914,783
3,300	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	10/11 at 100.00	Aa2	3,302,211
1,175	Naples, Florida, Water and Sewer Revenue Bonds, Series 2002, 5.000%, 9/01/14 (Pre-refunded 9/01/12)	9/12 at 100.00	Aa2 (4)	1,246,898
2,000	Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994, 6.125%, 1/01/24 – FGIC Insured	7/11 at 100.00	BBB	2,006,800
5,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)	11/12 at 101.00	N/R (4)	5,380,500
	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional Healthcare System, Series 2002, Reg S:
3,695	5.750%, 12/01/27 (Pre-refunded 12/01/12)	12/12 at 100.00	AAA	3,992,854
1,000	5.750%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	AAA	1,080,610
2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aa3	2,485,872
	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
1,665	5.125%, 1/01/20 – FGIC Insured	1/13 at 100.00	AA	1,748,417
3,400	5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	3,540,046

Nuveen Investments	35

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Republic Drive-Universal Boulevard – I-4 Interchange Project, Series 2002:
$1,495	5.125%, 4/01/20 – AMBAC Insured	4/12 at 100.00	N/R	$1,444,574
1,225	5.125%, 4/01/21 – AMBAC Insured	4/12 at 100.00	N/R	1,170,328
4,295	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 100.00	Aa1 (4)	4,586,588
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 – NPFG Insured	8/11 at 101.00	Baa1	552,190
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,842,520
2,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	2,042,020
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
3,895	5.500%, 12/01/21	12/11 at 101.00	BBB–	3,625,271
6,470	5.625%, 12/01/31	12/11 at 101.00	BBB–	5,679,107
2,040	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA+	2,124,130
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/14 at 100.00	AA–	1,538,265
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,023,820
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond Trust 2089, 12.809%, 8/01/14 – AGM Insured (IF)	No Opt. Call	AA+	6,330,860
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series 2005A, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	AA+	4,606,022
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,192,520
6,545	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 11.175%, 10/01/14 (IF)	No Opt. Call	AAA	6,688,466
10,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31 (UB)	10/16 at 100.00	AAA	10,249,900
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 – AGM Insured	10/14 at 100.00	AA+	2,704,700
2,060	Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa3	2,177,461
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,650,040
1,350	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/21 – NPFG Insured	9/13 at 100.00	A+	1,407,294
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	657,683
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,340,408
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	BB	1,492,575
2,750	Saint Johns County, Florida, Transportation Improvement Revenue Bonds, Series 2003, 5.000%, 10/01/23 – AMBAC Insured	10/13 at 100.00	Aa3	2,807,943
3,570	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	4,226,345
1,680	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Baa1	1,924,003

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$625	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	$526,850
10,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 101.00	Aa3 (4)	10,614,900
5,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	AA+	4,791,650
7,500	South Florida Water Management District, Certificates of Participation, Series 2006, Trust 1036, 9.032%, 10/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	6,874,950
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	2,188,903
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
2,250	5.850%, 8/01/24	8/14 at 101.00	N/R	2,189,160
3,135	5.625%, 8/01/34	8/14 at 101.00	N/R	2,730,334
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 – AMBAC Insured	6/16 at 100.00	A	4,636,100
620	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	643,355
5,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	AA	4,930,400
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34	10/18 at 100.00	AA+	5,018,250
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,250	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	Baa1	1,306,800
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	Baa1	2,761,188
2,250	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 – AMBAC Insured	7/15 at 101.00	A–	2,477,160
7,285	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 101.00	AAA	8,436,977
	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002:
11,815	5.375%, 10/01/14 – AGM Insured	10/12 at 100.00	AA+	12,382,593
8,605	5.375%, 10/01/15 – AGM Insured	10/12 at 100.00	AA+	9,018,384
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,023,210
465,760	Total Florida			471,400,178
	Georgia – 1.2% (0.8% of Total Investments)
500	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2004A, 5.375%, 1/01/26	1/14 at 100.00	Baa3	438,670
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	1,956,340
10	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.250%, 11/01/15 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	Aaa	11,141
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
3,405	5.250%, 11/01/15 – NPFG Insured	11/13 at 100.00	A1	3,689,454
3,365	5.000%, 11/01/18 – NPFG Insured	11/13 at 100.00	A1	3,605,025
2,235	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	N/R	2,142,739
11,515	Total Georgia			11,843,369

Nuveen Investments	37

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.5% (0.3% of Total Investments)
$80	Idaho Housing Agency, Senior Lien Single Family Mortgage Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	$80,411
3,055	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	3/12 at 105.00	Aaa	3,224,033
100	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)	7/11 at 100.00	Aa1	100,498
130	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	131,196
200	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	204,762
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
1,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	845,910
470	5.250%, 9/01/37	9/16 at 100.00	BBB–	382,209
5,035	Total Idaho			4,969,019
	Illinois – 11.3% (7.3% of Total Investments)
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Aa2	3,036,900
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 – FGIC Insured	No Opt. Call	Aa3	9,903,390
1,680	Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning Redevelopment Project, Series 1996B, 7.250%, 1/01/14	7/11 at 100.00	N/R	1,682,453
1,765	Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary Drainage and Ship Canal Redevelopment Project, Series 1997A, 7.750%, 1/01/14	7/11 at 100.00	N/R	1,768,283
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	3,010,365
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa1	1,481,604
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	2,631,539
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,738,490
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,000	5.250%, 11/15/14	5/14 at 100.00	A	2,094,780
4,420	5.250%, 11/15/15	5/14 at 100.00	A	4,601,618
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	324,101
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,047,630
2,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	2,237,892
1,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	1,051,600
3,090	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 6.000%, 7/01/33	7/13 at 100.00	AA+	3,105,883
3,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	3,414,750
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA+	10,132,800
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+	1,832,440
11,000	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	A+	11,747,010

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,000	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 2/01/18 (Pre-refunded 2/01/12) – FGIC Insured	2/12 at 100.00	A+ (4)	$2,078,700
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	Aa3	2,125,695
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	Aa3	1,000,865
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	AAA	4,741,952
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25	1/16 at 100.00	B–	585,932
1,750	5.250%, 1/01/30	1/16 at 100.00	B–	1,199,380
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	N/R	9,227,857
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	1,796,372
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	9,326,300
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,000	0.000%, 6/15/26 – NPFG Insured	6/22 at 101.00	AAA	5,868,480
3,385	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	3,387,166
142,850	Total Illinois			111,182,227
	Indiana – 1.7% (1.1% of Total Investments)
1,000	Ball State University, Indiana, Student Fee Revenue Bonds, Series 2002K, 5.750%, 7/01/20 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	AA– (4)	1,036,810
3,880	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	3,599,398
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,227,350
	Indiana University, Student Fee Revenue Bonds, Series 2004P:
2,750	5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aaa	2,889,233
1,600	5.000%, 8/01/24 – AMBAC Insured	8/14 at 100.00	Aaa	1,663,008
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,363,124
1,550	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	402,690
17,580	Total Indiana			16,181,613
	Iowa – 0.7% (0.5% of Total Investments)
8,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	5,545,503
1,695	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	1,718,933
9,795	Total Iowa			7,264,436
	Kansas – 0.0% (0.0% of Total Investments)
90	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)	No Opt. Call	Aaa	91,691

Nuveen Investments	39

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.4% (0.3% of Total Investments)
$4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	$4,140,513
	Louisiana – 4.4% (2.8% of Total Investments)
30	Bossier Public Trust Financing Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28	8/11 at 100.00	AAA	30,026
4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	4,372,707
4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,641,520
2,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,247,777
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,949,390
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
14,550	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	14,058,065
5,920	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,415,320
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
65	5.500%, 5/15/30	5/11 at 101.00	A	64,168
11,120	5.875%, 5/15/39	5/11 at 101.00	A–	10,148,446
45,735	Total Louisiana			42,927,419
	Maryland – 0.5% (0.3% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,650,562
1,205	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	Baa2	1,107,419
1,390	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.250%, 7/01/19 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (4)	1,563,069
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	994,220
5,460	Total Maryland			5,315,270
	Massachusetts – 5.0% (3.2% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	7,762,625
1,310	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,336,108
1,215	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,156,413
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34	10/14 at 100.00	BBB	915,580
9,175	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 5.700%, 10/01/25 – RAAI Insured	10/11 at 101.00	BBB+	8,620,647
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,824,780
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H:
105	5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	109,838
2,645	5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	2,760,930
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
2,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,504,340
4,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,452,160

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (7)	2/17 at 100.00	AA+	$3,468,326
	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E:
11,400	5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	12,261,726
1,850	5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	1,989,842
48,870	Total Massachusetts			49,163,315
	Michigan – 3.8% (2.4% of Total Investments)
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	6,657,630
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	4,810,480
7,955	0.000%, 12/01/22	No Opt. Call	AAA	4,715,406
8,260	0.000%, 12/01/23	No Opt. Call	AAA	4,582,731
8,575	0.000%, 12/01/24	No Opt. Call	AAA	4,466,460
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	1,029,948
6,200	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	5,812,810
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,406,430
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	283,067
3,270	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/22	5/13 at 100.00	Aa2	3,434,187
51,960	Total Michigan			37,199,149
	Minnesota – 1.6% (1.0% of Total Investments)
8,165	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	8,253,672
	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,000	6.000%, 12/01/18	12/13 at 100.00	A3	1,044,730
1,050	5.875%, 12/01/29	12/13 at 100.00	A3	1,053,297
275	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	8/11 at 100.00	AA+	276,106
725	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative Minimum Tax)	7/11 at 101.00	AA+	747,185
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,063,020
1,620	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	1,839,137
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	930,280
14,835	Total Minnesota			15,207,427
	Mississippi – 0.4% (0.2% of Total Investments)
3,675	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,728,876

Nuveen Investments	41

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.4% (1.5% of Total Investments)
$2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	N/R	$1,968,080
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	195,248
2,885	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,831,281
9,000	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.250%, 9/01/17 – FGIC Insured	9/12 at 100.00	A+	9,411,120
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	846,994
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,364,006
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24	5/13 at 100.00	AA	1,015,310
1,200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.125%, 2/15/18	2/14 at 100.00	BBB+	1,236,120
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2001A:
170	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	172,453
1,080	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,095,584
1,250	5.250%, 6/01/21 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	1,268,038
2,000	5.250%, 6/01/28 (Pre-refunded 6/01/11) – AMBAC Insured	6/11 at 101.00	AA– (4)	2,028,860
23,090	Total Missouri			23,433,094
	Nebraska – 0.8% (0.5% of Total Investments)
1,470	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A, 5.250%, 4/01/23 – AGM Insured	4/13 at 100.00	AA+	1,541,707
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	Aa1	5,153,803
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673, 19.815%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,388,205
7,650	Total Nebraska			8,083,715
	Nevada – 5.3% (3.4% of Total Investments)
10,410	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	11,012,114
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,107,900
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,611,661
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	3,773,704
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	3,957,406
	Clark County, Nevada, General Obligation Transportation Bonds, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	5,114,598
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,289,626
5,795	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA–	5,947,293
4,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	4,028,800
1,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	250,780
51,375	Total Nevada			52,093,882

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 5.6% (3.6% of Total Investments)
$5,480	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 – AGM Insured	12/13 at 100.00	Aa2	$5,725,340
135	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	150,586
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	A+	1,349,208
1,000	5.250%, 9/01/26	9/15 at 100.00	A+	1,014,630
520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	445,734
3,675	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 – AMBAC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,593,011
17,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	AA–	3,937,134
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	3,702,699
3,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	3,752,376
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	5,157,750
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	4,238,360
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/24 – AGM Insured	1/15 at 100.00	AA+	3,101,340
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	4,902,400
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,555	5.000%, 6/01/29	6/17 at 100.00	BBB–	7,617,649
5,000	4.750%, 6/01/34	6/17 at 100.00	Baa3	3,105,950
2,870	Union County Utilities Authority, New Jersey, Solid Waste Facility Subordinate Lease Revenue Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa3	2,806,946
71,685	Total New Jersey			54,601,113
	New York – 7.6% (4.9% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	BBB	5,038,750
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,602,045
1,250	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	A	1,249,950
5,025	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,824,226
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	2,965,446
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,170,014
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003B:
6,875	5.000%, 8/01/23 (UB)	8/13 at 100.00	AAA	7,282,069
7,260	5.000%, 8/01/24 (UB)	8/13 at 100.00	AAA	7,631,204
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	2,666,025
35	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	No Opt. Call	AA	35,090

Nuveen Investments	43

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,150	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	$2,235,011
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	5,248,350
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,396,760
2,475	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	2,481,410
1,235	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.016%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,247,795
	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C:
6,000	5.250%, 6/01/20	6/13 at 100.00	A+	6,378,960
5,100	5.250%, 6/01/21	6/13 at 100.00	A+	5,430,735
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,400	5.500%, 6/01/16	6/11 at 100.00	AA–	3,411,084
2,000	5.500%, 6/01/19	6/13 at 100.00	AA–	2,133,060
1,060	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	1,019,932
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	6,540,438
73,515	Total New York			74,988,354
	North Carolina – 0.7% (0.5% of Total Investments)
1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.873%, 7/15/32 (IF)	1/18 at 100.00	AA–	1,391,440
1,905	Durham Urban Redevelopment Authority, North Carolina, FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery Mill, Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)	8/11 at 101.00	AAA	1,928,508
	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
1,250	5.000%, 2/01/21	2/14 at 100.00	AA+	1,335,900
2,445	5.000%, 2/01/22	2/14 at 100.00	AA+	2,599,500
7,375	Total North Carolina			7,255,348
	Ohio – 2.6% (1.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,075	5.125%, 6/01/24	6/17 at 100.00	Baa3	830,610
900	5.875%, 6/01/30	6/17 at 100.00	Baa3	649,476
845	5.750%, 6/01/34	6/17 at 100.00	Baa3	582,205
1,965	5.875%, 6/01/47	6/17 at 100.00	Baa3	1,325,766
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	3,440,430
	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2003C:
2,330	5.250%, 5/15/17 – NPFG Insured	5/13 at 100.00	AA	2,428,466
4,105	5.250%, 5/15/18 – NPFG Insured	5/13 at 100.00	AA	4,253,929
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A	9,776,300
2,000	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Courtyards of Kettering, Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	1,980,000
26,220	Total Ohio			25,267,182

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 2.0% (1.3% of Total Investments)
$750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	$601,035
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,690	5.000%, 2/15/37	2/17 at 100.00	A	2,526,690
1,020	5.000%, 2/15/42	2/17 at 100.00	A	943,214
10,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	8,694,800
1,730	Oklahoma State Student Loan Authority, Senior Lien Revenue Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative Minimum Tax)	6/11 at 102.00	AAA	1,673,343
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,246,242
99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.356%, 6/15/30 (IF)	12/16 at 100.00	AA+	91,945
21,749	Total Oklahoma			19,777,269
	Oregon – 0.9% (0.6% of Total Investments)
7,860	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.500%, 10/01/21 (UB)	10/14 at 100.00	AA	8,507,664
	Pennsylvania – 2.6% (1.7% of Total Investments)
3,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,621,100
1,500	Annville-Cleona School District, Lebanon County, Pennsylvania, General Obligation Bonds, Series 2005, 6.000%, 3/01/28 – AGM Insured	3/15 at 100.00	Aa3	1,588,440
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	381,185
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A2	1,094,573
995	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	915,997
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA+	5,492,975
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Aa1	1,024,080
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	10,373,400
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,085,175
30,445	Total Pennsylvania			25,576,925
	Puerto Rico – 1.1% (0.7% of Total Investments)
8,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	6,208,038
5,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	4,094,450
13,750	Total Puerto Rico			10,302,488
	Rhode Island – 1.7% (1.1% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
6,450	6.000%, 6/01/23	6/12 at 100.00	BBB	6,452,322
6,425	6.125%, 6/01/32	6/12 at 100.00	BBB	6,157,142
5,095	6.250%, 6/01/42	6/12 at 100.00	BBB	4,407,379
17,970	Total Rhode Island			17,016,843

Nuveen Investments	45

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 6.0% (3.9% of Total Investments)
$9,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	A1	$9,157,590
15,445	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	16,921,233
2,500	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 5/01/25 – AMBAC Insured	5/13 at 100.00	AA–	2,508,975
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 4.000%, 1/01/23 – NPFG Insured	7/11 at 100.00	A–	7,467,380
1,250	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	1,347,125
4,750	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	4,541,190
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
1,335	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,510,339
165	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	187,427
4,450	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	4,985,469
550	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	618,690
8,100	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 – AMBAC Insured	10/12 at 100.00	A1	8,045,649
1,980	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB (4)	2,002,988
57,125	Total South Carolina			59,294,055
	Tennessee – 0.3% (0.2% of Total Investments)
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	2,766,848
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	40,080
1,000	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	50,100
5,000	Total Tennessee			2,857,028
	Texas – 7.5% (4.8% of Total Investments)
5,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,429,213
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	2,154,938
10,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/12 at 101.00	BBB	10,281,200
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	986,430
3,345	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)	2/12 at 100.00	Aa1 (4)	3,486,494
5,000	Gulf Coast Industrial Development Authority, Texas, Waste Disposal Revenue Bonds, Valero Refining and Marketing Company Project, Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)	6/11 at 100.00	BBB	4,390,100
	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.000%, 12/01/20	12/14 at 100.00	A+	1,016,160
1,000	5.000%, 12/01/21	12/14 at 100.00	A+	1,011,170
2,500	5.125%, 12/01/22	12/14 at 100.00	A+	2,519,425

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,925	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1	$2,230,927
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,276,680
10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	4,388,717
725	Keller Independent School District, Tarrant County, Texas, Unlimited Tax General Obligation Refunding Bonds, Series 2001, 5.250%, 8/15/26 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA	735,650
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	No Opt. Call	BBB–	795,224
1,250	5.125%, 8/15/26	No Opt. Call	BBB–	1,127,950
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,630,790
3,100	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,017,323
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
1,880	0.000%, 9/01/43	9/31 at 100.00	AA	882,040
7,990	0.000%, 9/01/45	9/31 at 100.00	AA	4,324,588
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	331,380
2,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	No Opt. Call	AA–	2,467,175
7,100	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	6,487,767
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.551%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,920,064
3,900	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2001C-1, 5.200%, 12/01/21 (Pre-refunded 12/01/11) (Alternative Minimum Tax) (UB)	12/11 at 101.00	Aaa	4,034,004
89,540	Total Texas			73,925,409
	Utah – 0.6% (0.4% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	5,905,170
20	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	20,020
6,355	Total Utah			5,925,190
	Virgin Islands – 0.1% (0.0% of Total Investments)
900	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	737,586
	Washington – 6.8% (4.4% of Total Investments)
15,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	14,403,300
6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aaa	6,330,120
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)	7/13 at 100.00	Aaa	5,460,800
10,080	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2002, 5.500%, 12/01/16 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	AA+ (4)	10,643,774

Nuveen Investments	47

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	$2,559,225
6,965	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.250%, 9/01/22 – FGIC Insured	9/12 at 100.00	A1	7,209,820
2,820	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/19 – NPFG Insured	12/14 at 100.00	A1	2,997,659
2,500	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.125%, 12/01/22 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA (4)	2,570,274
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	5,018,699
3,955	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa2	3,327,736
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	773,549
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
3,320	6.500%, 6/01/26	6/13 at 100.00	BBB	3,347,190
2,395	6.625%, 6/01/32	6/13 at 100.00	BBB	2,380,030
66,535	Total Washington			67,022,176
	West Virginia – 0.9% (0.6% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22 (Mandatory put 10/01/11)	10/11 at 100.00	BBB (4)	5,019,999
1,000	Pleasants County, West Virginia, Pollution Control Revenue Bonds, West Penn Power Company Pleasants Station Project, Series 1999E, 5.500%, 4/01/29 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	Baa2	974,389
2,355	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	2,467,615
8,355	Total West Virginia			8,462,003
	Wisconsin – 2.1% (1.4% of Total Investments)
6,265	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	8/11 at 100.00	A3	6,153,733
5	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/29	5/11 at 100.00	BBB+	4,990
1,135	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	1,080,553
315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	258,775
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	986,769
2,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.625%, 2/15/17 – NPFG Insured	8/11 at 100.00	Baa1	2,832,574
4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34	8/16 at 100.00	BBB+	3,898,292
5,300	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,495,252
21,380	Total Wisconsin			20,710,938

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.2% (0.1% of Total Investments)
$2,250	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	$2,154,689
$1,666,149	Total Investments (cost $1,525,710,278) – 155.2%			1,523,885,854
	Floating Rate Obligations – (10.4)%			(102,434,000)
	Other Assets Less Liabilities – 4.8%			48,173,291
	Auction Rate Preferred Shares, at Liquidation Value – (49.6)% (8)			(487,525,000)
	Net Assets Applicable to Common Shares – 100%			$982,100,145

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Premium Income Municipal Fund 4, Inc.
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 5.2% (3.3% of Total Investments)
$5,150	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.750%, 12/01/16	12/11 at 101.00	A–	$5,260,004
11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM) (4)	5/11 at 100.00	Aaa	11,933,421
5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	4,676,000
1,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	851,020
1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	940,620
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA+	1,415,310
2,325	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,320,606
27,870	Total Alabama			27,396,981
	Alaska – 1.0% (0.6% of Total Investments)
1,665	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,674,158
3,065	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A+ (5)	3,424,249
4,730	Total Alaska			5,098,407
	Arizona – 1.4% (0.9% of Total Investments)
5,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 – NPFG Insured	7/13 at 100.00	A1	4,625,500
3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	2,496,390
8,000	Total Arizona			7,121,890
	California – 21.0% (13.2% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–	1,461,780
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	8,056,500
17,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	15,191,200
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,276,500
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,495,102
2,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31	8/11 at 102.00	A+	1,929,140
1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,275,722
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	1,262,432
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,492,185
50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$19,095	California State, General Obligation Bonds, Series 2005, 5.000%, 6/01/33 – CIFG Insured	6/15 at 100.00	A1	$18,413,881
1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,002,350
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB	977,625
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	N/R	921,207
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	722,470
1,685	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.619%, 5/15/14 (IF)	No Opt. Call	AA–	1,552,677
4,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)	No Opt. Call	AAA	4,629,573
1,000	Gavilan Loiont Community College District, Counties of Santa Clara and San Benito, California, General Obligation Bonds, Series 2011D, 5.750%, 8/01/35 (WI/DD, Settling 5/12/11)	8/21 at 100.00	Aa2	1,030,280
2,000	Glendale Redevelopment Agency, Central Glendale Redevelopment Project, California, Tax Allocation Bonds, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	1,885,000
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,123,180
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.750%, 6/01/47	6/17 at 100.00	Baa3	2,036,580
610	5.125%, 6/01/47	6/17 at 100.00	Baa3	372,192
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	1,224,099
360	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	336,766
540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	492,745
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	3,002,049
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	2,976,330
1,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	1,215,600
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,521,050
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	1,855,240
11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2006A, 4.250%, 7/01/31 – AGM Insured (UB)	7/16 at 100.00	AA+	10,545,896
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	660,118
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,430	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	611,916
31,300	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	3,532,831
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.177%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	3,963,360
440	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	429,365
1,335	South Gate Public Financing Authority, California, Water Revenue Refunding Bonds, Series 1996A, 6.000%, 10/01/12 – FGIC Insured	No Opt. Call	BBB	1,379,068

Nuveen Investments	51

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
$3,750	0.000%, 8/01/36 (WI/DD, Settling 5/04/11) – AGM Insured	8/31 at 100.00	AA+	$1,300,688
2,000	5.625%, 5/01/41 (WI/DD, Settling 5/04/11) – AGM Insured	8/21 at 100.00	AA+	2,000,580
154,545	Total California			110,155,277
	Colorado – 4.9% (3.1% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,385,900
215	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/11 at 105.00	Aa2	234,240
1,200	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2	1,211,160
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	903,690
1,495	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,636,218
	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A:
2,940	5.000%, 12/01/20 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	3,235,411
10,000	5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	11,004,800
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (5)	862,119
1,765	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (WI/DD, Settling 5/12/11) – AGM Insured	12/20 at 100.00	AA+	1,750,651
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,245	6.000%, 1/15/34	7/20 at 100.00	Baa3	1,163,104
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,166,647
24,230	Total Colorado			25,553,940
	Florida – 7.4% (4.7% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,010,038
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	268,333
5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	Aa3	4,906,450
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB	1,111,605
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Aa3	5,195,850
5,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/11 at 100.00	BB+	5,025,000
1,380	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.850%, 7/01/20 – AGM Insured (Alternative Minimum Tax)	7/11 at 102.00	AA+	1,406,110
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A2	1,668,460
1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	797,750
1,965	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,705,207

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	$4,863,733
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	11,070,730
40,400	Total Florida			39,029,266
	Georgia – 3.9% (2.4% of Total Investments)
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1	4,835,820
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA+	1,511,250
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A–	2,346,150
5,405	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (5)	6,413,735
6,000	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	5,283,840
19,805	Total Georgia			20,390,795
	Guam – 0.7% (0.4% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	No Opt. Call	Ba2	3,609,280
	Hawaii – 0.9% (0.6% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A3	864,050
2,000	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series 1993B, 5.000%, 10/01/13	No Opt. Call	Aa1	2,199,320
1,580	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)	No Opt. Call	Aaa	1,740,670
4,580	Total Hawaii			4,804,040
	Idaho – 0.2% (0.1% of Total Investments)
895	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	No Opt. Call	Aa3	907,190
	Illinois – 19.8% (12.4% of Total Investments)
4,000	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	Aa2	4,288,760
5,550	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	5,322,950
415	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	385,655
	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997:
1,455	8.500%, 12/01/13 – FGIC Insured	No Opt. Call	N/R	1,697,316
1,685	8.500%, 12/01/15 – FGIC Insured	No Opt. Call	N/R	2,117,438
3,900	Illinois Development Finance Authority, GNMA Collateralized Mortgage Revenue Bonds, Greek American Nursing Home Committee, Series 2000A, 7.600%, 4/20/40	10/11 at 105.00	Aaa	4,147,143
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%,5/15/30	5/20 at 100.00	N/R	476,165
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	483,315

Nuveen Investments	53

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	$921,140
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A–	5,399,203
3,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	2,597,160
1,500	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	1,315,395
2,515	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (5)	2,854,802
3,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,159,748
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	538,850
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,714,401
5,565	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,793,135
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB	1,991,180
2,000	7.000%, 8/15/44	8/19 at 100.00	BBB	2,003,440
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	478,350
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,005,160
1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	814,040
4,000	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	3,763,360
3,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	3,154,800
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
3,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	2,973,510
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	934,760
3,855	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 7.000%, 4/01/14	No Opt. Call	Aa2	4,215,558
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	AAA	11,567,111
1,245	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 – AGM Insured	2/20 at 100.00	Aa3	1,375,140
	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011:
825	6.000%, 2/01/24 – AGM Insured	2/20 at 100.00	Aa3	876,777
1,030	6.000%, 2/01/25 – AGM Insured	2/20 at 100.00	Aa3	1,080,985
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	7,328,965
4,540	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	4,542,906
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AAA	5,138,944

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
$780	5.250%, 6/01/21	No Opt. Call	A	$773,939
2,000	6.250%, 6/01/24	No Opt. Call	A–	2,010,220
2,860	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	3,396,536
134,190	Total Illinois			103,638,257
	Indiana – 5.2% (3.3% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,029,230
2,705	0.000%, 2/01/25	No Opt. Call	AA+	1,332,889
3,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	2,563,800
3,965	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	8/11 at 100.00	Baa1	3,972,851
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	1,001,543
1,500	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,404,345
2,280	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	2,535,292
	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A:
4,000	5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (5)	4,365,840
6,000	5.000%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (5)	6,548,760
2,250	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF-Berkley Commons Apartments, Series 2010A, 6.000%, 7/01/40	7/20 at 100.00	A+	2,160,158
420	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Tax Lease Rental Revenue Bonds, Series 1997A, 5.000%, 6/01/27 – NPFG Insured	6/11 at 100.00	Baa1	410,227
29,120	Total Indiana			27,324,935
	Iowa – 0.5% (0.3% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	850,750
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	2,011,440
3,000	Total Iowa			2,862,190
	Kansas – 1.1% (0.7% of Total Investments)
2,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	1,923,300
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	604,518
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	BBB+	1,755,583
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,650,831
7,330	Total Kansas			5,934,232

Nuveen Investments	55

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.1% (0.7% of Total Investments)
$1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	$944,650
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,025,000
6,000	Total Kentucky			5,969,650
	Louisiana – 4.9% (3.1% of Total Investments)
165	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	161,309
1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,853,023
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	4,654,210
3,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,163,538
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,480	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	1,429,961
15,820	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	14,471,345
170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660, 15.745%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	112,030
28,335	Total Louisiana			25,845,416
	Maine – 0.2% (0.1% of Total Investments)
1,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1	1,199,913
	Maryland – 1.0% (0.7% of Total Investments)
1,215	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/11 at 100.00	Aa2	1,217,187
50	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	50,437
2,135	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	Baa1	1,913,985
2,315	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	2,317,732
5,715	Total Maryland			5,499,341
	Massachusetts – 1.7% (1.1% of Total Investments)
2,805	Massachusetts Development Finance Agency, Revenue Bonds, Curry College, Series 2005A, 5.000%, 3/01/35 – ACA Insured	3/15 at 100.00	BBB	2,376,200
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	805,710
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.375%, 7/01/35	7/15 at 100.00	BB–	748,300
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,802,302
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (4)	2/17 at 100.00	AA+	3,166,733
10,170	Total Massachusetts			8,899,245

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.0% (3.8% of Total Investments)
$625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	$612,038
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,386,860
8,915	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 – NPFG Insured	7/11 at 100.00	A+	8,181,206
5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	4,593,402
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA+	1,500,480
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	5,004,450
3,210	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,009,536
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	1,146,800
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,875,240
33,650	Total Michigan			31,310,012
	Minnesota – 1.0% (0.6% of Total Investments)
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	829,360
2,875	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	2,402,149
2,315	Washington County Housing & Redevelopment Authority, Minnesota, Hospital Facility Revenue Bonds, Healtheast Project, Series 1998, 5.500%, 11/15/27	5/11 at 100.00	BB+	1,994,002
6,190	Total Minnesota			5,225,511
	Mississippi – 2.2% (1.4% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/11 at 100.00	BBB	980,240
2,975	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,018,614
5,180	Mississippi, General Obligation Refunding Bonds, Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA	6,252,364
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,036,670
10,155	Total Mississippi			11,287,888
	Missouri – 1.1% (0.7% of Total Investments)
1,450	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	N/R	1,226,686
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	927,500
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	976,740
2,450	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24	5/13 at 100.00	AA	2,487,510
5,900	Total Missouri			5,618,436

Nuveen Investments	57

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 2.6% (1.6% of Total Investments)
$4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	$4,043,160
7,000	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA–	7,183,960
5,425	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/25 – AMBAC Insured	No Opt. Call	D	593,224
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,888,292
18,125	Total Nevada			13,708,636
	New Jersey – 4.5% (2.8% of Total Investments)
500	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	399,465
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	777,627
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	2,695,920
880	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,035,549
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
300	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	367,053
2,345	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	2,631,043
8,920	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	9,290,269
3,995	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	4,495,134
2,710	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	Baa3	1,683,425
23,485	Total New Jersey			23,375,485
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	N/R	1,406,280
	New York – 4.0% (2.5% of Total Investments)
855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	N/R	661,582
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,886,611
3,065	6.250%, 7/15/40	No Opt. Call	BBB–	3,020,527
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,097,433
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,002,040
1,250	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,291,675
2,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18	6/12 at 100.00	AA–	2,602,100
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	764,949
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	6,540,438
21,730	Total New York			20,867,355

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 2.7% (1.7% of Total Investments)
$750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	$730,680
2,445	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/21	2/14 at 100.00	AA+	2,613,020
10,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A	10,592,800
13,195	Total North Carolina			13,936,500
	North Dakota – 0.4% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	2,285,988
	Ohio – 4.8% (3.0% of Total Investments)
5,370	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	Baa3	4,149,184
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	1,721,560
3,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	2,591,010
8,065	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	7/11 at 100.00	AA+	7,560,292
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	2,961,112
700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	712,285
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	4,629,122
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	806,632
27,590	Total Ohio			25,131,197
	Oklahoma – 1.1% (0.7% of Total Investments)
170	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000C-2, 6.200%, 9/01/28 (Alternative Minimum Tax)	9/11 at 100.00	Aaa	170,116
5,615	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,395,173
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.356%, 6/15/30 (IF)	12/16 at 100.00	AA+	81,729
5,873	Total Oklahoma			5,647,018
	Pennsylvania – 3.3% (2.1% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	381,185
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	990,850
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	565,050
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	5,154,946
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,477,768
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36	8/20 at 100.00	A2	5,515,731
1,425	6.500%, 8/01/41	8/20 at 100.00	A2	1,483,596
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	BBB+	1,686,232
17,725	Total Pennsylvania			17,255,358

Nuveen Investments	59

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 3.5% (2.2% of Total Investments)
$4,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	$4,836,599
12,390	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1997, 6.500%, 7/01/13 – NPFG Insured	No Opt. Call	A3	13,402,511
17,200	Total Puerto Rico			18,239,110
	Rhode Island – 2.5% (1.6% of Total Investments)
15,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	12,975,600
	South Carolina – 4.1% (2.5% of Total Investments)
4,120	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/23 – NPFG Insured	8/14 at 100.00	Baa1	4,266,548
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991:
5,000	6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A–	5,925,550
5,750	4.000%, 1/01/23 – NPFG Insured	7/11 at 100.00	A–	5,649,663
5,085	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 – NPFG Insured	No Opt. Call	A–	5,424,780
19,955	Total South Carolina			21,266,541
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,750,543
	Tennessee – 0.3% (0.2% of Total Investments)
5,075	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	722,680
680	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	563,346
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
860	5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R	43,086
1,000	5.500%, 11/01/46 (6), (7)	11/17 at 100.00	N/R	50,100
7,615	Total Tennessee			1,379,212
	Texas – 20.2% (12.7% of Total Investments)
3,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	1,971,270
5,440	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,083,462
2,250	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2004B, 5.000%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/14 at 100.00	AA+	2,194,448
8,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.875%, 11/01/19 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	8,104,320
6,000	Garland Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Legacy Pointe Apartments, Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)	12/11 at 101.00	N/R	5,891,520
7,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	7,021,350
28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	8,907,867
7,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA+ (5)	8,872,425

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$33,505	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/39	8/14 at 25.08	AAA	$6,587,418
	Mt. Pleasant Independent School District, Titus County, Texas, General Obligation Refunding Bonds, Series 2001:
3,025	5.000%, 2/15/26 (Pre-refunded 8/15/11)	8/11 at 100.00	Aaa	3,067,471
700	5.125%, 2/15/31 (Pre-refunded 8/15/11)	8/11 at 100.00	Aaa	710,066
2,300	5.125%, 2/15/31 (Pre-refunded 8/15/11)	8/11 at 100.00	Aaa	2,333,143
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA+	1,112,034
2,500	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	2,433,325
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	919,573
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,123,375
6,000	Raven Hills Higher Education Corporation, Texas, Student Housing Revenue Bonds, Angelo State University – Texan Hall LLC, Series 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	N/R (5)	6,319,380
3,410	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/12)	12/12 at 100.00	AAA	3,825,304
1,800	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 – RAAI Insured	10/12 at 100.00	BBB	1,822,176
5,200	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	4,751,604
250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2008, Trust 1031, 17.466%, 2/15/30 (IF)	2/17 at 100.00	AA–	163,798
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,753,043
1,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	1,544,220
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,667,369
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,065,920
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	511,155
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	776,780
3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.551%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,448,367
8,500	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	5/11 at 100.00	Aaa	8,872,640
151,755	Total Texas			105,854,823
	Utah – 2.5% (1.6% of Total Investments)
4,845	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/11 at 100.00	N/R	4,441,654
4,755	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)	7/11 at 100.00	Aa3 (5)	4,978,913
400	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)	7/11 at 100.00	AA	413,932
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C:
770	5.500%, 1/01/18 (Alternative Minimum Tax)	7/11 at 100.00	AA–	780,703
380	5.650%, 1/01/21 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	380,228

Nuveen Investments	61

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
April 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	$708,961
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,361,028
13,515	Total Utah			13,065,419
	Virgin Islands – 0.5% (0.3% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	244,322
2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,570,593
2,730	Total Virgin Islands			2,814,915
	Virginia – 1.6% (1.0% of Total Investments)
8,190	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.000%, 1/15/35 – AMBAC Insured	1/13 at 100.00	Aa3	7,945,937
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	580,639
9,190	Total Virginia			8,526,576
	Washington – 3.3% (2.1% of Total Investments)
220	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/34 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa3 (5)	250,238
5,780	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/34 – FGIC Insured	1/15 at 100.00	AA–	5,653,070
1,500	Snohomish County School District 6, Mukilteo, Washington, Unlimited Tax General Obligation and Refunding Bonds, Series 1993, 5.700%, 12/01/12 – FGIC Insured	No Opt. Call	Aa2	1,616,744
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,007,479
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	874,649
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	1,547,099
1,460	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,312,583
3,855	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	3,886,571
17,815	Total Washington			17,148,433
	West Virginia – 0.4% (0.2% of Total Investments)
1,950	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,878,356
	Wisconsin – 3.7% (2.3% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	809,946
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	N/R	871,379
7,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Series 2002A, 5.250%, 2/15/32 – NPFG Insured	2/12 at 101.00	A+	6,612,820

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
$5,000	5.250%, 8/15/21	8/16 at 100.00	BBB+	$4,950,649
1,000	5.250%, 8/15/34	8/16 at 100.00	BBB+	860,549
5,000	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,184,200
19,965	Total Wisconsin			19,289,543
$979,913	Total Investments (cost $851,826,634) – 159.0%			832,484,980
	Floating Rate Obligations – (11.4)%			(59,703,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (50.1)% (8)			(262,200,000)
	Other Assets Less Liabilities – 2.5%			12,958,441
	Net Assets Applicable to Common Shares – 100%			$523,540,421

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote – 1 General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Assets & Liabilities
April 30, 2011 (Unaudited)

	Premium Income (NPI )	Premium Income 2 (NPM )	Premium Income 4 (NPT )
Assets
Investments, at value (cost $1,351,300,651, $1,525,710,278 and $851,826,634, respectively)	$1,311,379,234	$1,523,885,854	$832,484,980
Cash	28,105,286	27,505,346	5,960,235
Receivables:
Interest	21,244,659	23,113,253	14,246,024
Investments sold	4,717,650	4,677,652	65,000
Deferred offering costs	1,607,587	—	1,849,196
Other assets	400,712	430,811	394,859
Total assets	1,367,455,128	1,579,612,916	855,000,294
Liabilities
Floating rate obligations	111,979,000	102,434,000	59,703,000
Payables:
Auction Rate Preferred share dividends	—	22,244	—
Common share dividends	4,207,158	4,716,525	2,829,022
Interest	496,440	—	—
Investments purchased	1,800,364	1,052,860	5,961,300
Offering costs	246,128	—	242,356
Variable MuniFund Term Preferred (VMTP) shares, at liquidation value	402,400,000	—	—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	—	—	262,200,000
Accrued expenses:
Management fees	660,834	751,313	372,391
Other	457,511	1,010,829	151,804
Total liabilities	522,247,435	109,987,771	331,459,873
Auction Rate Preferred Shares (ARPS), at liquidation value	—	487,525,000	—
Net assets applicable to Common shares	$845,207,693	$982,100,145	$523,540,421
Common shares outstanding	63,911,894	70,692,851	43,281,755
Net asset value per Common share outstanding (net assets applicable to Common shares,divided by Common shares outstanding)	$13.22	$13.89	$12.10
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$639,119	$706,929	$432,818
Paid-in surplus	906,310,627	999,224,647	573,382,074
Undistributed (Over-distribution of) net investment income	15,843,063	17,688,279	8,557,805
Accumulated net realized gain (loss)	(37,663,699)	(33,695,286)	(39,490,622)
Net unrealized appreciation (depreciation)	(39,921,417)	(1,824,424)	(19,341,654)
Net assets applicable to Common shares	$845,207,693	$982,100,145	$523,540,421
Authorized shares:
Common	200,000,000	200,000,000	200,000,000
ARPS	1,000,000	1,000,000	1,000,000
VMTP	Unlimited	—	—
VRDP	—	—	Unlimited

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Operations
Six Months Ended April 30, 2011 (Unaudited)

	Premium Income (NPI )	Premium Income 2 (NPM )	Premium Income 4 (NPT )
Investment Income	$36,019,707	$41,138,533	$23,255,040
Expenses
Management fees	4,067,541	4,579,267	2,518,004
Auction fees	198,474	362,639	107,145
Dividend disbursing agent fees	29,753	54,398	—
Shareholders’ servicing agent fees and expenses	51,196	30,624	24,923
Interest expense and amortization of offering costs	1,581,722	350,158	815,390
Liquidity fees on VRDP shares	—	—	1,678,339
Custodian’s fees and expenses	109,252	128,972	69,949
Directors’ fees and expenses	17,131	20,051	11,222
Professional fees	138,340	39,053	28,464
Shareholders’ reports – printing and mailing expenses	83,434	66,633	48,757
Stock exchange listing fees	10,694	12,554	7,249
Investor relations expense	32,617	30,347	21,068
Other expenses	41,989	46,689	29,627
Total expenses before custodian fee credit	6,362,143	5,721,385	5,360,137
Custodian fee credit	(17,922)	(7,644)	(8,590)
Net expenses	6,344,221	5,713,741	5,351,547
Net investment income (loss)	29,675,486	35,424,792	17,903,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(631,904)	719,530	958,388
Change in net unrealized appreciation (depreciation) of investments	(78,366,399)	(80,184,936)	(53,066,391)
Net realized and unrealized gain (loss)	(78,998,303)	(79,465,406)	(52,108,003)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(647,968)	(1,009,630)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(647,968)	(1,009,630)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$(49,970,785)	$(45,050,244)	$(34,204,510)

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Changes in Net Assets (Unaudited)

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$29,675,486	$63,404,341	$35,424,792	$71,121,056	$17,903,493	$37,819,114
Net realized gain (loss) from investments	(631,904)	80,865	719,530	262,957	958,388	2,772,683
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	—	—	240
Change in net unrealized appreciation (depreciation) of investments	(78,366,399)	41,929,740	(80,184,936)	49,908,999	(53,066,391)	27,449,019
Distributions to Auction Rate Preferred Shareholders: From net investment income	(647,968)	(1,613,244)	(1,009,630)	(1,960,497)	—	(411,168)
Net increase (decrease) in net assets applicable to Common shares from operations	(49,970,785)	103,801,702	(45,050,244)	119,332,515	(34,204,510)	67,629,888
Distributions to Common Shareholders
From net investment income	(29,333,436)	(56,435,904)	(31,741,091)	(62,218,560)	(18,437,378)	(35,849,021)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(29,333,436)	(56,435,904)	(31,741,091)	(62,218,560)	(18,437,378)	(35,849,021)
Capital Share Transactions
Common shares:
Net proceeds issued to
shareholders due to
reinvestment of distributions	383,154	1,421,771	—	—	233,533	355,536
Repurchased and retired	—	—	—	(1,587,980)	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	383,154	1,421,771	—	(1,587,980)	233,533	355,536
Net increase (decrease) in net assets applicable to Common shares	(78,921,067)	48,787,569	(76,791,335)	55,525,975	(52,408,355)	32,136,403
Net assets applicable to Common shares at the beginning of period	924,128,760	875,341,191	1,058,891,480	1,003,365,505	575,948,776	543,812,373
Net assets applicable to Common shares at the end of period	$845,207,693	$924,128,760	$982,100,145	$1,058,891,480	$523,540,421	$575,948,776
Undistributed (Over-distribution of) net investment income at the end of period	$15,843,063	$16,148,981	$17,688,279	$15,014,208	$8,557,805	$9,091,690

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
Cash Flows
Six Months Ended April 30, 2011 (Unaudited)

	Premium Income (NPI )	Premium Income 2 (NPM )	Premium Income 4 (NPT )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(49,970,785)	$(45,050,244)	$(34,204,510)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(60,160,398)	(40,870,963)	(68,614,483)
Proceeds from sales and maturities of investments	100,322,732	66,546,324	61,749,455
Proceeds from (Purchases of) short-term investments, net	(10,605,000)	—	—
Amortization (Accretion) of premiums and discounts, net	(1,479,042)	(2,295,059)	(1,235,731)
(Increase) Decrease in:
Receivable for interest	306,038	(89,079)	(296,029)
Receivable for investments sold	8,155,700	3,217,190	2,387,611
Other assets	(86,808)	(64,493)	(32,174)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(24,528)	(8,770)	—
Payable for interest	496,440	—	—
Payable for investments purchased	(7,117,447)	(4,850,713)	(520,458)
Accrued management fees	(71,612)	(77,735)	(48,276)
Accrued other expenses	(119,318)	(79,419)	(115,496)
Net realized (gain) loss from investments	631,904	(719,530)	(958,388)
Change in net unrealized (appreciation) depreciation of investments	78,366,399	80,184,936	53,066,391
Taxes paid on undistributed capital gains	(342)	—	(6,695)
Net cash provided by (used in) operating activities	58,643,933	55,842,445	11,171,217
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(1,607,587)	—	31,776
Increase (Decrease) in:
Floating rate obligations	(12,315,000)	—	—
Payable for offering costs	246,128	—	—
VMTP shares, at liquidation value	402,400,000	—	—
ARPS, at liquidation value	(400,650,000)	—	—
Cash distributions paid to Common shareholders	(28,935,879)	(31,751,442)	(18,198,114)
Net cash provided by (used in) financing activities	(40,862,338)	(31,751,442)	(18,166,338)
Net Increase (Decrease) in Cash	17,781,595	24,091,003	(6,995,121)
Cash at the beginning of period	10,323,691	3,414,343	12,955,356
Cash at the End of Period	$28,105,286	$27,505,346	$5,960,235
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $383,154 and $233,533 for Premium Income (NPI) and Premium Income 4 (NPT), respectively.

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$982,868		$350,158		$783,614

See accompanying notes to financial statements.

Nuveen Investments	67

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Premium Income (NPI)
Year Ended 10/31:
2011(f)	$14.47	$.46	$(1.24)	$(.01)	$—	$(.79)	$(.46)	$—	$(.46)	$—		$13.22	$12.74
2010	13.72	.99	.67	(.03)	—	1.63	(.88)	—	(.88)	—		14.47	14.34
2009	11.86	.99	1.70	(.05)	—	2.64	(.78)	—	(.78)	—		13.72	12.77
2008	14.76	.97	(2.88)	(.28)	—	(2.19)	(.71)	—	(.71)	—		11.86	10.93
2007	15.33	.98	(.55)	(.29)	—	.14	(.71)	—	(.71)	—		14.76	13.30
2006	14.85	1.00	.49	(.26)	—	1.23	(.75)	—	(.75)	—		15.33	14.13
Premium Income 2 (NPM)
Year Ended 10/31:
2011(f)	14.98	.50	(1.13)	(.01)	—	(.64)	(.45)	—	(.45)	—		13.89	13.07
2010	14.17	1.01	.71	(.03)	—	1.69	(.88)	—	(.88)	—	*	14.98	14.54
2009	11.71	.95	2.34	(.05)	—	3.24	(.78)	—	(.78)	—	*	14.17	13.02
2008	14.85	.97	(3.10)	(.29)	(.01)	(2.43)	(.69)	(.02)	(.71)	—	*	11.71	10.28
2007	15.45	.97	(.56)	(.30)	(.01)	.10	(.69)	(.02)	(.71)	.01		14.85	13.25
2006	15.07	.97	.49	(.25)	(.01)	1.20	(.76)	(.06)	(.82)	—		15.45	14.05

	Auction Rate Preferred Shares at End of Period			Variable MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premium Income (NPI)
Year Ended 10/31:
2011(f)	$—	$—	$—	$402,400	$100,000	$310,042
2010	400,650	25,000	82,664	—	—	—
2009	400,650	25,000	79,620	—	—	—
2008	415,450	25,000	70,540	—	—	—
2007	525,000	25,000	69,820	—	—	—
2006	525,000	25,000	71,552	—	—	—

Premium Income 2 (NPM)
Year Ended 10/31:
2011(f)	487,525	25,000	75,362	—	—	—
2010	487,525	25,000	79,299	—	—	—
2009	487,525	25,000	76,452	—	—	—
2008	283,550	25,000	67,109	—	—	—
2007	347,000	25,000	68,647	—	—	—
2006	347,000	25,000	70,748	—	—	—
68	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Basedon Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(7.95)%	(5.42)%	$845,208	1.52	%**	1.17	%**	7.08	%**	5%
19.68	12.26	924,129	1.21		1.12		7.05		6
24.61	22.89	875,341	1.31		1.17		7.79		4
(13.10)	(15.39)	756,782	1.49		1.18		6.95		11
(1.02)	.93	941,220	1.56		1.17		6.52		14
7.52	8.53	977,601	1.19		1.19		6.64		15

(7.03)	(4.22)	982,100	1.18	**	1.11	**	7.32	**	3
18.89	12.25	1,058,891	1.16		1.09		6.89		7
35.00	28.38	1,003,366	1.36		1.20		7.71		9
(17.95)	(16.96)	477,603	1.56		1.22		6.93		8
(.81)	.71	605,817	1.62		1.19		6.44		12
6.71	8.24	634,981	1.20		1.20		6.42		15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VMTP shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable MuniFund Term Preferred shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended April 30, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premium Income 4 (NPT)
Year Ended 10/31:
2011(f)	$13.31	$.41	$(1.19)	$—	$—		$(.78)	$(.43)	$—	$(.43)	$—	$12.10	$11.53
2010	12.58	.87	.70	(.01)	—		1.56	(.83)	—	(.83)	—	13.31	13.34
2009	10.59	.91	1.83	(.05)	—		2.69	(.70)	—	(.70)	—	12.58	11.69
2008	13.22	.91	(2.67)	(.28)	—		(2.04)	(.59)	—	(.59)	—	10.59	9.24
2007	13.69	.90	(.45)	(.28)	—		.17	(.64)	—	(.64)	—	13.22	11.77
2006	13.38	.90	.35	(.25)	—		1.00	(.69)	—	(.69)	—	13.69	12.80

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premium Income 4 (NPT)
Year Ended 10/31:
2011(f)	$—	$—	$—	$262,200	$100,000	$299,672
2010	—	—	—	262,200	100,000	319,660
2009	259,050	25,000	77,481	—	—	—
2008	302,200	25,000	62,878	—	—	—
2007	338,400	25,000	67,215	—	—	—
2006	338,400	25,000	68,731	—	—	—

70	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest		Net Investment Income		Portfolio Turnover Rate

(10.40)%	(5.83)%		$523,540	2.07	%**	1.77	%**	6.91	%**	7%
21.76	12.77	*	575,949	1.67		1.48		6.76		16
35.01	26.11		543,812	1.33		1.23		7.89		6
(17.19)	(15.97)		457,866	1.62		1.25		7.19		10
(3.30)	1.25		571,427	1.69		1.23		6.68		14
9.89	7.72		591,941	1.25		1.25		6.70		9

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended April 30, 2011.
*
During the fiscal year ended October 31, 2010, Premium Income 4 (NPT) received payments from the Adviser of $240 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share New York Stock Exchange (“NYSE”) symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the

72	Nuveen Investments

custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, Premium Income (NPI) and Premium Income 4 (NPT) had outstanding when-issued/delayed delivery purchase commitments of $860,991 and $5,961,300, respectively. There were no such outstanding purchase commitments in Premium Income 2 (NPM).

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Fund has outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. The Fund’s ARPS are issued in more than one Series. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2011, the number of ARPS outstanding, by Series and in total, for the Fund is as follows:

	Premium Income 2 (NPM	)
Number of shares:
Series M	1,600
Series M2	1,379
Series T	2,401
Series T2	2,683
Series W	1,600
Series TH	2,401
Series TH2	1,379
Series F	1,601
Series F2	1,504
Series F3	1,915
Series F4	1,038
Total	19,501

Nuveen Investments	73

Notes to
Financial Statements (Unaudited) (continued)

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of April 30, 2011, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
ARPS redeemed, at liquidation value	$525,000,000		$108,475,000		$338,400,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Premium Income’s (NPI) and Premium Income 2’s (NPM) Board of Directors breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of Premium Income (NPI) and Premium Income 2 (NPM), against the Adviser together with current and former officers and interested director of Premium Income (NPI) and Premium Income 2 (NPM). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Premium Income (NPI) and Premium Income 2 (NPM) believe that these lawsuits will not have a material effect on them or on the Adviser’s ability to serve as investment adviser to them.

Variable Rate MuniFund Term Preferred Shares
Premium Income (NPI) has issued and outstanding $4,024 Series 2014 Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Premium Income (NPI) issued its VMTP shares in a privately negotiated offering in February 2011. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem all of the Fund’s outstanding ARPS. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on March 1, 2014, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund, subject to payment of a premium until February 29, 2012, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly; therefore, the market value of the VMTP Shares is expected to approximate its liquidation value.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average liquidation value outstanding and average annualized dividend rate of VMTP Shares for the Fund during the period February 24, 2011 (issuance date of shares) through April 30, 2011 were $402,400,000 and 1.50%, respectively.

Variable Rate Demand Preferred Shares
Premium Income 4 (NPT) has issued and outstanding 2,622 Series 1 Variable Rate Demand Preferred (“VRDP”) Shares, $100,000 liquidation value per share. The Fund issued its VRDP Shares in a privately negotiated offering in March 2010. Proceeds of the Fund’s offering were used to redeem all of the Fund’s outstanding ARPS. The VRDP Shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and have a maturity date of March 1, 2040.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Premium Income 4 (NPT) had all $262,200,000 of its VRDP Shares outstanding during the six months ended April 30, 2011, with an annualized dividend rate of 0.47%.

74	Nuveen Investments

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees on VRDP shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended April 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Maximum exposure to Recourse Trusts	$4,885,000		$3,715,000		$12,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2011, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Average floating rate obligations outstanding	$120,954,884		$102,434,000		$59,703,000
Average annual interest rate and fees	0.64%		0.69%		0.58%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2011.

Nuveen Investments	75

Notes to
Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Premium Income (NPI) in connection with its offering of VMTP Shares ($1,710,000) were recorded as a deferred charge and will be amortized over the life of the shares. Costs incurred by Premium Income 4 (NPT) in connection with its offering of VRDP Shares ($1,921,000) were recorded as a deferred charge which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

76	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

Premium Income (NPI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,293,558,804	$215,430	$1,293,774,234
Short-Term Investments	—	17,605,000	—	17,605,000
Total	$—	$1,311,163,804	$215,430	$1,311,379,234

Premium Income 2 (NPM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,523,795,674	$90,180	$1,523,885,854

Premium Income 4 (NPT)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$832,391,794	$93,186	$832,484,980

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Premium Income (NPI) Level 3 Municipal Bonds	Premium Income 2 (NPM) Level 3 Municipal Bonds	Premium Income 4 (NPT) Level 3 Municipal Bonds
Balance at the beginning of period	$223,779	$686,550	$96,798
Gains (losses):
Net realized gains (losses)	(34,880)	(25,300)	(27,538
Net change in unrealized appreciation (depreciation)	26,531	(168,380)	23,926
Purchases at cost	—	—	—
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	(402,690)	—
Balance at the end of period	$215,430	$90,180	$93,186
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2011	$26,531	$21,805	$23,926

During the six months ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended April 30, 2011.

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10	Six Months Ended 4/30/11	Year Ended 10/31/10
Common shares:
Issued to shareholders due to reinvestment of distributions	27,784	98,680	—	—	18,014	27,038
Repurchased and retired	—	—	—	(122,900)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	$12.90	—	—
Discount per share repurchased and retired	—	—	—	8.42%	—	—

Nuveen Investments	77

Notes to
Financial Statements (Unaudited) (continued)

Preferred Shares
Transactions in ARPS were as follows:

	Premium Income (NPI)				Premium Income 2 (NPM)
	Six Months Ended 4/30/11		Year Ended 10/31/10		Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	2,900	$72,500,000	—	$—	—	$—	—	$—
Series M2	1,526	38,150,000	—	—	—	—	—	—
Series T	2,900	72,500,000	—	—	—	—	—	—
Series W	2,900	72,500,000	—	—	—	—	—	—
Series TH	2,901	72,525,000	—	—	—	—	—	—
Series F	2,899	72,475,000	—	—	—	—	—	—
Total	16,026	$400,650,000	—	$—	—	$—	—	$—

	Premium Income 4 (NPT)
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	(1,680)	$(42,000,000)
Series T	—	—	(1,528)	(38,200,000)
Series T2	—	—	(1,014)	(25,350,000)
Series W	—	—	(1,283)	(32,075,000)
Series W2	—	—	(423)	(10,575,000)
Series TH	—	—	(2,047)	(51,175,000)
Series F	—	—	(1,374)	(34,350,000)
Series F2	—	—	(1,013)	(25,325,000)
Total	—	$—	(10,362)	$(259,050,000)

Transactions for VMTP Shares were as follows:

	Premium Income (NPI)
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	4,024	$402,400,000	—	$—

Transactions in VRDP Shares were as follows:

	Premium Income 4 (NPT)
	Six Months Ended 4/30/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	2,622	$262,200,000

78	Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, when applicable) during the six months ended April 30, 2011, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Purchases	$60,160,398		$40,870,963		$68,614,483
Sales and maturities	100,322,732		66,546,324		61,749,455

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Premium Income (NPI )	Premium Income 2 (NPM )	Premium Income 4 (NPT )
Cost of investments	$1,238,018,067	$1,422,812,318	$791,237,061
Gross unrealized:
Appreciation	$44,359,359	$50,145,281	$23,278,795
Depreciation	(83,045,731)	(51,476,728)	(41,679,138)
Net unrealized appreciation (depreciation) of investments	$(38,686,372)	$(1,331,447)	$(18,400,343)

Permanent differences, primarily due to expired capital loss carryforwards, federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2010, the Funds’ last tax year end, as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT )
Paid-in-surplus	$24,053		$85		$(15,957,234)
Undistributed (Over-distribution of) net investment income	(37,016)		(16,667)		(31,962)
Accumulated net realized gain (loss)	12,963		16,582		15,989,196

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ last tax year end, were as follows:
	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Undistributed net tax-exempt income *	$19,238,476		$19,108,370		$11,521,724
Undistributed net ordinary income **	2,118		359,388		44,633
Undistributed net long-term capital gains	—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	79

Notes to
Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)

Distributions from net tax-exempt income	$57,621,620		$66,446,729		$36,749,122
Distributions from net ordinary income **	—		—		—
Distributions from net long-term capital gains	—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)*	Premium Income 4 (NPT	)
Expiration:
October 31, 2011	$5,185,084		$1,170,237		$24,792,603
October 31, 2013	—		—		6,161,830
October 31, 2014	4,614,516		197,103		806,337
October 31, 2015	—		10,749,624		—
October 31, 2016	11,536,998		18,051,540		7,113,122
October 31, 2017	11,817,772		488,931		—
Total	$33,154,370		$30,657,435		$38,873,892

*	A portion of Premium Income 2’s (NPM) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended October 31, 2010, the Funds utilized capital loss carryforwards as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Utilized capital loss carryforwards	$93,828		$279,541		$2,841,317

At October 31, 2010, the Funds’ last tax year end, $15,194,092 of Premium Income 4’s (NPT) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

80	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Preferred Shares
Subsequent to the reporting period, Premium Income 2 (NPM) successfully completed the issuance of $489,500,000 of VRDP shares. Immediately following the VRDP issuance, Premium Income 2 (NPM) noticed for redemption at par its remaining $487,525,000 ARPS using VRDP share proceeds.

Nuveen Investments	81

Notes to
Financial Statements (Unaudited) (continued)

Regulatory Matters
Subsequent to the reporting period, Nuveen Securities, LLC (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

82	Nuveen Investments

Board Approval of Sub-Advisory
Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements. For a discussion of these considerations, please see the shareholder report of the Funds that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	83

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Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

84	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	85

Glossary of Terms
Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■	Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

86	Nuveen Investments

■	Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	87

Notes

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Other Useful Information

Board of Directors
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NPI	—	16,026
NPM	—	—
NPT	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com
ESA-E-0411D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 4, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2011